UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08081

Name of Fund:	BlackRock MuniHoldings Fund, Inc. (MHD)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Fund, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview For the Reporting Period Ended October 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite elevated interest rate volatility as the market priced in more hawkish Fed policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. However, the market faced several headwinds including brief periods of volatility surrounding U.S. 2020 election uncertainty, a temporary valuation-based market correction in late February 2021 and more recently, the expectation of a taper announcement from the Fed.

Technical support was helpful throughout the period as robust demand outpaced supply. During the 12 months ended October 31, 2021, municipal bond funds experienced net inflows totaling $92 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $431 billion in issuance, notably muted compared to the $485 billion issued during the prior 12-month period. Additionally, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply easily digestible by the traditional tax-exempt market.

S&P Municipal Bond Index Total Returns as of October 31, 2021 6 months: 0.33% 12 months: 2.76%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.

From October 31, 2020 to October 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 2 basis points (“bps”) from 1.71% to 1.69%, while ten-year rates increased by 28 bps from 0.93% to 1.21% and five-year rates increased by 34 bps from 0.30% to 0.64% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two-and 30-year maturities flattening by 6 bps, led by 30 bps of flattening between ten-and 30-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February 2021 and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid have provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through year end, despite the surging Delta variant. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2021 ($15.10)(a)	3.89%
Tax Equivalent Yield(b)	6.57%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Leverage as of October 31, 2021(d)	10%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on December 6, 2021, was decreased to $0.0455 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$15.10	$15.26	(1.05)%	$17.46	$14.76
Net Asset Value	14.86	14.77	0.61	15.23	14.77

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	2.60%	11.30%	5.31%	6.94%
Fund at Market Price(a)(b)	0.91	16.71	5.84	7.65

Lipper High Yield Municipal Debt Funds at NAV(c)	1.53	10.13	4.79	6.62
Lipper High Yield Municipal Debt Funds at Market Price(c)	1.61	17.14	5.53	6.46
Bloomberg Municipal High Yield Bond Index(d)(e)	2.40	10.68	6.18	6.65
High Yield Customized Reference Benchmark(f)	1.61	8.28	5.38	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper High Yield Municipal Debt Funds to the High Yield Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Fund Summary as of October 31, 2021 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

Income was a key contributor to performance since overall price action was slightly negative. The Fund’s holdings in long-dated unrated and non-investment grade bonds benefited from strong investor risk appetites, improving credit fundamentals and limited supply for much of the reporting period. At the sector level, positions in education, tax-backed, land development, health care, utilities and tobacco issues helped performance. In addition, an increased weighting in charter schools and Puerto Rico general obligation and electric authority bonds were particularly notable contributors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21		04/30/21

County/City/Special District/School District	16%		16%
Education	16		14
State	13		13
Transportation	13		13
Utilities	10		12
Tobacco	10		11
Health	9		9
Corporate	8		8
Housing	5		4
Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	11%
2022	6
2023	10
2024	8
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21		04/30/21

AAA/Aaa	—	%(c)	—%
AA/Aa	13		17
A	10		8
BBB/Baa	13		12
BB/Ba	12		9
B	4		7
CCC/Caa	—	(c)	—
C	—		3
N/R(f)	48		44

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

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Fund Summary as of October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI)

Investment Objective

BlackRock Municipal Income Fund, Inc.’s (MUI) (formerly known as BlackRock Muni Intermediate Duration Fund, Inc.) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On September 24, 2021, the Board of Directors of the Fund approved a change in the name of the Fund from BlackRock Muni Intermediate Duration Fund, Inc. to BlackRock Municipal Income Fund, Inc. and the elimination of the Fund’s non-fundamental policy to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. Such changes became effective on October 1, 2021.

On September 24, 2021, the Board of Trustees of BlackRock MuniHoldings Investment Quality Fund (MFL) and the Board of Directors of MUI each approved the reorganization of MFL into MUI. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first or second quarter of 2022.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2021 ($15.21)(a)	4.26%
Tax Equivalent Yield(b)	7.20%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of October 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$15.21	$15.09	0.80%	$16.11	$15.09
Net Asset Value	15.78	16.11	(2.05)	16.29	15.76

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.01)%	5.04%	4.29%	5.72%
Fund at Market Price(a)(b)	2.89	13.32	5.58	5.76

Lipper Intermediate Municipal Debt Funds at NAV(c)	0.26	5.27	3.67	4.94
Lipper Intermediate Municipal Debt Funds at Market Price(c)	2.53	11.57	4.64	5.14
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper Intermediate Municipal Debt Funds to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

The Fund’s positions in higher-quality, shorter-duration securities detracted from results. (Duration is a measure of interest rate sensitivity). The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which was also a slight detractor.

Conversely, given that price returns were slightly negative during the period, income was the largest driver of performance. The Fund’s holdings in eight- to 15-year maturities added to performance, as did holdings in lower-rated investment-grade bonds (those rated A and BBB). Positions in below investment-grade debt in the BB and non-rated categories were further contributors, as falling yield spreads in these areas helped offset the effect of rising interest rates. At the sector level, allocations to state tax-backed, education and transportation issues helped performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21		04/30/21

Transportation	28%		24%
State	17		21
County/City/Special District/School District	15		13
Education	11		12
Health	11		12
Utilities	7		7
Corporate	4		4
Tobacco	4		4
Housing	3		2
Other	—	(c)	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	5%
2022	5
2023	11
2024	8
2025	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21		04/30/21

AAA/Aaa	4%		3%
AA/Aa	32		33
A	36		33
BBB/Baa	16		17
BB/Ba	5		5
B	—	(c)	1
N/R(f)	7		8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2021 ($16.29)(a)	4.46%
Tax Equivalent Yield(b)	7.53%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of October 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$16.29	$16.33	(0.24)%	$17.40	$16.07
Net Asset Value	16.95	17.30	(2.02)	17.70	16.91

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.11%	7.20%	4.36%	6.70%
Fund at Market Price(a)(b)	1.92	13.32	4.67	6.28

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Income was a key contributor to performance since overall price action was slightly negative. Positions in longer-dated bonds on the lower end of the investment-grade spectrum, especially those rated A and BBB, contributed to performance. Holdings in non-investment grade and unrated securities also added value, as strong investor risk appetites buoyed the prices of lower-rated debt. At the sector level, tax-backed and education issues performed well, as did residential and commercial land development projects. Yield curve positioning was an additional positive due to holdings in longer-dated securities, where prices remained relatively stable compared to the intermediate maturity range.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which was a slight detractor. An allocation to the housing sector also detracted somewhat late in the reporting period as rates rose.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21		04/30/21

Transportation	23%		21%
Health	16		15
County/City/Special District/School District	16		16
State	13		15
Utilities	10		10
Education	8		8
Tobacco	5		6
Housing	5		4
Corporate	4		4
Other	—	(c)	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	6%
2022	6
2023	11
2024	5
2025	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21	04/30/21

AAA/Aaa	3%	3%
AA/Aa	40	41
A	28	26
BBB/Baa	14	14
BB/Ba	4	4
B	1	1
C	—	—(c)
N/R(f)	10	11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2021 ($14.78)(a)	4.75%
Tax Equivalent Yield(b)	8.02%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of October 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$14.78	$15.15	(2.44)%	$16.81	$14.63
Net Asset Value	15.30	15.60	(1.92)	16.01	15.25

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.30%	7.62%	4.56%	6.60%
Fund at Market Price(a)(b)	(0.23)	11.93	3.53	5.83

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

Income was a key contributor to performance since overall price action was slightly negative. Positions in longer-dated bonds on the lower end of the investment-grade spectrum, especially those rated A and BBB, contributed to performance. Holdings in non-investment grade and unrated securities also added value, as strong investor risk appetites buoyed the prices of lower-rated debt. At the sector level, tax-backed, health care and education issues performed well, as did residential and commercial land development projects. Yield curve positioning was an additional positive due to holdings in longer-dated securities, where prices remained relatively stable compared to the intermediate maturity range.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which was a slight detractor. An allocation to the housing sector also detracted somewhat late in the reporting period as rates rose.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21	04/30/21

Transportation	22%	21%
Health	19	18
State	16	18
County/City/Special District/School District	11	11
Utilities	10	11
Education	8	8
Tobacco	8	8
Corporate	4	4
Housing	2	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/21	04/30/21

AAA/Aaa	5%	5%
AA/Aa	32	32
A	29	27
BBB/Baa	15	16
BB/Ba	7	7
B	2	2
C	—	1
N/R(e)	10	10

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	5%
2022	7
2023	7
2024	6
2025	7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	17

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$3,745	$4,227,914
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,725	3,477,978
Tuscaloosa County Industrial Development Authority, Refunding RB(b)
Series A, 4.50%, 05/01/32	353	384,380
Series A, 5.25%, 05/01/44	385	442,894

		8,533,166

Arizona — 3.7%
Arizona Industrial Development Authority RB
Class B, 4.00%, 07/01/41	160	172,955
Class B, 4.00%, 07/01/51	445	472,027
Class B, 4.00%, 07/01/61	890	932,292
Series A, 4.00%, 07/01/51	445	486,129
Series A, 4.00%, 07/01/61	910	983,236
Arizona Industrial Development Authority, RB(b)
7.10%, 01/01/55	1,790	1,804,859
Series A, 5.00%, 12/15/39	250	285,890
Series B, 5.13%, 07/01/47	665	741,447
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	1,095,565
Series A, 5.25%, 07/01/47	1,765	2,001,101
Series A, 5.50%, 07/01/52	1,775	1,910,253
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	114,277
5.00%, 05/15/56	405	452,835
Industrial Development Authority of the City of Phoenix, RB(b)
Series A, 6.50%, 07/01/34	570	645,149
Series A, 6.75%, 07/01/44	1,000	1,145,302
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	625	686,709
5.00%, 07/01/45	1,425	1,559,117
Series A, 5.00%, 07/01/35	260	288,605
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 07/01/56(b)	480	524,030
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	946,337
Maricopa County Industrial Development Authority, RB(b)
5.25%, 10/01/40	465	518,353
5.50%, 10/01/51	465	517,056
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	2,257,482
Tempe Industrial Development Authority RB, 4.00%, 12/01/56	350	373,394

		20,914,400

Arkansas(b) — 1.7%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	2,815	3,063,232
Series A, AMT, 4.75%, 09/01/49	6,090	6,774,687

		9,837,919

California — 5.1%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49.	240	269,344

Security	Par (000)	Value

California (continued)
California Community Housing Agency, RB, M/F Housing(b) (continued)
Series A-2, 4.00%, 08/01/47	$1,550	$1,591,410
California Municipal Finance Authority, RB(b)
Series A, 5.50%, 08/01/34	295	315,419
Series A, 6.00%, 08/01/44	665	713,693
Series A, 6.13%, 08/01/49	580	622,494
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	1,780	2,049,164
California School Finance Authority, RB
6.65%, 07/01/33	435	470,147
6.90%, 07/01/43	975	1,050,830
Series A, 6.40%, 07/01/48	1,570	1,697,553
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	696,157
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,654,368
City of San Jose California Hotel Tax Revenue, RB
6.50%, 05/01/36	900	904,122
6.50%, 05/01/42	2,220	2,229,963
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	3,476,395
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.65%, 12/01/46	1,080	1,003,199
3.00%, 12/01/56	890	824,219
4.00%, 12/01/56	1,385	1,436,458
Series B, 4.00%, 02/01/57	700	728,089
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	610	625,788
Series A-2, 5.00%, 06/01/47	790	809,239
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	1,705	1,010,330
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/48(d)	2,885	3,130,135
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(e)
Series D, 0.00%, 08/01/26	1,250	1,003,183
Series D, 0.00%, 08/01/43	1,500	513,399

		28,825,098

Colorado — 2.1%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	910	967,095
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,328,216
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	665	631,760
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	575	602,342
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	935	1,022,450
Karl’s Farm Metropolitan District No.2, GO, Series A, 5.63%, 12/01/50(b)	545	591,176
Lanterns Metropolitan District No 2 GOL, Series A, 4.50%, 12/01/50	520	501,514
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	806,859

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	$500	$532,394
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,287,383
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	805,135
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,365	1,520,319
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	453,836
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	790	779,941

		11,830,420

Connecticut(b) — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	325	352,518
Series A, 5.00%, 01/01/55	435	469,157
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,390	1,458,835
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45	963	1,004,547
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	1,835	2,072,985

		5,358,042

District of Columbia — 0.6%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/15/46(e)	15,400	3,408,420

Florida — 9.2%
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,335	1,380,309
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	125	129,905
4.00%, 11/15/24	440	464,462
4.00%, 11/15/25	460	492,675
4.00%, 11/15/27	495	539,920
4.00%, 11/15/29	435	481,130
4.00%, 11/15/32	450	496,703
4.00%, 11/15/35	675	734,364
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,495	1,651,873
Capital Trust Agency, Inc., RB
8.25%, 01/01/44	515	10,300
8.25%, 01/01/49	1,105	22,100
Series A, 5.75%, 06/01/54(b)	940	1,010,395
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(e)	53,225	5,601,984
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	245	272,825
AMT, 5.00%, 10/01/49	1,170	1,267,095
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	630	437,850
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/50	730	275,517
Series A-2, 0.00%, 10/01/51	875	316,951
Series A-2, 0.00%, 10/01/52	875	304,934
Series A-2, 0.00%, 10/01/53	2,325	779,117
Series A-2, 0.00%, 10/01/54	875	281,882

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp. RB, 5.00%, 06/15/56(b)	$1,150	$1,228,475
Florida Development Finance Corp., RB
Series A, 5.75%, 06/15/29	690	738,045
Series A, 6.00%, 06/15/34	835	893,532
Series A, 6.13%, 06/15/44	3,180	3,392,265
Series A, 5.13%, 06/15/55(b)	3,645	3,745,708
Series A, AMT, 5.00%, 08/01/29(a)(b)	1,550	1,588,088
Florida Development Finance Corp., Refunding RB, 5.00%, 06/01/51	355	404,232
Greeneway Improvement District, SAB, 5.13%, 05/01/43	1,310	1,351,737
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/26	135	141,320
4.95%, 05/01/29(b)	395	441,967
5.50%, 05/01/39(b)	400	460,857
5.13%, 05/01/46	810	868,666
5.65%, 05/01/48(b)	665	763,144
Series 1B, 4.75%, 05/01/29	565	626,367
Series 1B, 5.30%, 05/01/39	645	734,594
Series 1B, 5.45%, 05/01/48	1,150	1,304,616
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	1,046,549
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	874,376
Series B, 5.00%, 05/01/37	495	512,208
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	319,234
Series A-1, 4.25%, 05/01/51	530	546,751
Series A-2, 4.20%, 05/01/35	450	462,864
Series A-3, 4.75%, 05/01/40	600	600,145
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	526,132
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(f)(g)	3,405	3,040,114
Sawyers Landing Community Development District Special Assessment, 4.25%, 05/01/53	1,145	1,202,569
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	1,082,934
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	805	646,228
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(c)	305	298,256
Tolomato Community Development District, SAB(f)(g)
3rd Series, 6.65%, 05/01/40	710	7
Series 2015-1, 6.61%, 05/01/40	1,305	1,305,001
Series 2015-3, 6.61%, 05/01/40	875	9
Trout Creek Community Development District, SAB
5.38%, 05/01/38	430	481,415
5.50%, 05/01/49	1,105	1,227,126
Village Community Development District No.9, SAB, 5.50%, 05/01/42	1,045	1,055,713
West Villages Improvement District, SAB
4.75%, 05/01/39	455	496,843
5.00%, 05/01/50	940	1,026,400

		52,386,778

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.9%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	$560	$752,236
Series A, 5.00%, 05/15/36	560	759,771
Series A, 5.00%, 05/15/37	615	841,959
Series A, 5.00%, 05/15/38	340	469,856
Series A, 5.00%, 05/15/49	1,130	1,628,234
Private Colleges & Universities Authority, Refunding RB, 4.00%, 10/01/50	345	392,909

		4,844,965

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/35	385	482,601
Series A, 5.00%, 11/01/40	540	661,249

		1,143,850

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	628,355

Illinois — 5.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,020	1,056,295
Series C, 5.25%, 12/01/35	1,655	1,834,011
Series D, 5.00%, 12/01/46	2,155	2,343,372
Series H, 5.00%, 12/01/46	720	829,215
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	763,712
Series C, 5.00%, 12/01/25	725	842,451
Series D, 5.00%, 12/01/31	1,000	1,179,469
Series G, 5.00%, 12/01/44	2,150	2,482,431
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	1,260	1,541,630
Illinois Finance Authority, Refunding RB
6.60%, 07/01/24	450	450,535
6.00%, 02/01/34	365	380,746
6.13%, 02/01/45	860	889,716
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	2,370	2,741,121
Series A, 5.00%, 06/15/57	1,020	1,177,709
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 12/15/47(h)	1,805	2,002,057
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(e)	14,000	4,930,184
State of Illinois, GO
5.50%, 05/01/30	530	675,319
5.50%, 05/01/39	1,055	1,318,003
Series A, 5.00%, 01/01/33	740	745,099
Series D, 5.00%, 11/01/24	3,255	3,664,612
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,448	1,449,670

		33,297,357

Indiana — 1.8%
City of Anderson Indiana, RB, 5.38%, 01/01/40	580	598,290
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	907,031
AMT, 7.00%, 01/01/44	2,000	2,202,974
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	1,885	1,887,507

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(d)	$2,025	$2,176,511
Series A, AMT, 6.75%, 05/01/39	1,060	1,377,380
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	1,230	1,275,619

		10,425,312

Iowa — 0.4%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	150	163,213
Series B, 5.25%, 12/01/50(a)	2,085	2,269,008

		2,432,221

Kansas(b) — 0.2%
City of Shawnee Kansas, RB
5.00%, 08/01/41	230	246,023
5.00%, 08/01/56	850	891,936

		1,137,959

Kentucky — 0.8%
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/23(d)	4,000	4,363,432

Louisiana — 2.0%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,360	2,274,167
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	999,067
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	1,580	2,068,359
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	5,570	5,929,739

		11,271,332

Maryland — 1.1%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	1,930	2,258,945
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	360	431,747
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,427,598

		6,118,290

Massachusetts — 0.1%
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/45	170	194,548
4.00%, 07/01/50	325	368,055

		562,603

Michigan — 1.2%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	454,793
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(d)	2,785	2,878,133
City of Detroit Michigan, GO
5.00%, 04/01/34	285	331,477
5.00%, 04/01/35	285	330,687
5.00%, 04/01/36	200	231,585
5.00%, 04/01/37	320	369,840

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
City of Detroit Michigan, GO (continued) 5.00%, 04/01/38	$145	$167,251
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(d)	415	427,964
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,200	1,408,271

		6,600,001

Minnesota — 0.3%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,710,047

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	691,869
Series A, 4.75%, 11/15/47	760	751,829

		1,443,698

Nevada — 0.2%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	315	364,978
5.00%, 07/01/45	395	450,899
5.00%, 07/01/51	420	474,647

		1,290,524

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	542,823
Series A, 4.25%, 08/15/46	595	605,930
Series A, 4.50%, 08/15/55	1,235	1,265,004
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	1,057,165
Series C, AMT, 4.88%, 11/01/42	485	507,112

		3,978,034

New Jersey — 4.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,178,213
5.25%, 11/01/44	770	838,654
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,530	1,662,243
Series A, 5.00%, 07/01/32	165	179,655
Series A, 5.00%, 07/01/37	260	280,376
Series A, 5.25%, 11/01/54(b)	1,675	1,769,815
Series B, 5.00%, 06/15/43	2,245	2,697,576
AMT, 5.38%, 01/01/43	2,155	2,363,839
Series B, AMT, 6.50%, 04/01/31	1,940	2,194,545
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	523,036
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,299,984
Series S, 5.25%, 06/15/43	2,345	2,888,067
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,871,589

		24,747,592

New Mexico — 0.5%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,970	3,059,073

Security	Par (000)	Value

New York — 7.3%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	$2,890	$2,910,496
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	201,381
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	2,036,247
Series C-1, 5.00%, 11/15/50	565	669,685
Series C-1, 5.25%, 11/15/55	840	1,012,161
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	250	268,930
Series A, Class A, (AGM), 3.00%, 01/01/39	250	267,897
Series A, Class A, (AGM), 3.00%, 01/01/40	175	186,940
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	5,100	5,172,068
Series A, 5.00%, 06/01/42	3,155	3,183,780
Series A, 5.00%, 06/01/45	1,185	1,195,755
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	3,002,539
Series A-2-B, 5.00%, 06/01/51	1,900	2,123,197
New York Liberty Development Corp., Refunding RB
2.88%, 11/15/46	3,975	3,982,739
Series 1, Class 1, 5.00%, 11/15/44(b)	6,205	6,777,728
Series 2, Class 2, 5.15%, 11/15/34(b)	455	508,387
Series 2, Class 2, 5.38%, 11/15/40(b)	1,080	1,208,656
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	395	487,898
AMT, 5.00%, 10/01/40	1,120	1,363,967
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,833,229
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,207	1,315,334
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)(h)	1,625	1,707,963

		41,416,977

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,980	5,596,126
Cleveland-Cuyahoga County Port Authority Refunding TA(b)
4.00%, 12/01/55	255	266,732
4.50%, 12/01/55	215	232,372
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	65	75,698
4.00%, 07/01/51	95	109,620
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	875	952,554
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	260,242
5.25%, 05/01/40	480	514,927
5.50%, 05/01/50	1,130	1,207,734
Jefferson County Port Authority RB, AMT, 3.50%, 12/01/51(b)	1,125	1,131,922
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	840	963,551

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	$385	$385,861
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	2,615,505

		14,312,844

Oklahoma — 2.4%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	4,615	5,445,183
Series B, 5.00%, 08/15/38	2,990	3,590,784
Series B, 5.25%, 08/15/43	2,690	3,268,111
Tulsa Authority for Economic Opportunity TA, 4.38%, 12/01/41(b)	330	320,115
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	850,699

		13,474,892

Oregon — 0.5%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,860,624
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	115	124,662
Series A, 5.00%, 06/15/39	565	607,263

		2,592,549

Pennsylvania — 1.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,184,895
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	110,807
4.00%, 07/01/51	100	110,422
Montgomery County Industrial Development Authority, Refunding RB, 5.38%, 01/01/50	725	771,866
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,655	1,752,716
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710	2,863,183

		7,793,889

Puerto Rico — 13.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	44,330	3,074,241
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	850	859,788
Commonwealth of Puerto Rico Refunding GO(f)(g)
Series A, 5.00%, 07/01/18	90	86,309
Series A, 6.50%, 07/01/40	1,110	1,109,306
Commonwealth of Puerto Rico, GO(f)(g)
Series A, 5.25%, 07/01/22	145	142,870
Series A, 5.25%, 07/01/26	50	49,266
Series A, 5.13%, 07/01/31	515	507,435
Series A, 5.38%, 07/01/33	500	492,655
Series A, 6.00%, 07/01/38	750	749,531
Commonwealth of Puerto Rico, Refunding GO(f)(g)
Series A, 8.00%, 07/01/35	9,295	8,147,597
Series A, 5.50%, 07/01/39	1,265	1,180,403
Series A, 5.00%, 07/01/41	2,230	1,993,062
Series A, 5.75%, 07/01/41	165	160,372
Series B, 6.00%, 07/01/39	110	109,931
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	170	175,405
Series A, Senior Lien, 5.13%, 07/01/37	200	206,521

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB (continued)
Series A, Senior Lien, 5.75%, 07/01/37	$1,290	$1,335,516
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series A, Senior Lien, 5.00%, 07/01/35	1,780	2,135,137
Series A, Senior Lien, 5.00%, 07/01/47	3,135	3,654,473
Puerto Rico Electric Power Authority, 3rd Series, 5.38%, 07/01/22(a)(f)(g)	90	83,272
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(f)(g)	660	646,626
Series A, 7.00%, 07/01/33(f)(g)	3,295	3,304,612
Series A, 6.75%, 07/01/36(f)(g)	1,335	1,338,894
Series A, 5.00%, 07/01/42(f)(g)	1,315	1,288,354
Series A, 7.00%, 07/01/43(f)(g)	375	376,094
Series A-3, 10.00%, 07/01/19(f)(g)	323	339,161
Series B-3, 10.00%, 07/01/19(f)(g)	323	339,161
Series C-1, 5.40%, 01/01/18(f)(g)	887	823,661
Series C-2, 5.40%, 07/01/18(f)(g)	887	823,795
Series C-4, 5.40%, 07/01/20(f)(g)	90	83,272
Series CCC, 5.25%, 07/01/26(f)(g)	260	254,732
Series CCC, 5.25%, 07/01/28(f)(g)	145	142,062
Series TT, 5.00%, 07/01/25(f)(g)	100	97,974
Series TT, 5.00%, 07/01/26(f)(g)	225	220,441
Series WW, 5.50%, 07/01/17(f)(g)	200	195,947
Series WW, 5.50%, 07/01/19(f)(g)	145	142,062
Series WW, 5.50%, 07/01/20	1,595	1,480,348
Series WW, 5.38%, 07/01/22(f)(g)	1,310	1,283,455
Series WW, 5.50%, 07/01/28(f)(g)	1,175	1,151,191
Series WW, 5.25%, 07/01/33(f)(g)	120	117,568
Series WW, 5.50%, 07/01/38(f)(g)	205	200,846
Series XX, 5.25%, 07/01/27(f)(g)	110	107,771
Series XX, 5.25%, 07/01/35	585	542,949
Series XX, 5.25%, 07/01/35(f)(g)	60	58,784
Series XX, 5.75%, 07/01/36(f)(g)	860	842,574
Series XX, 5.25%, 07/01/40(f)(g)	1,020	999,332
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	2,545	2,493,431
Series AAA, 5.25%, 07/01/29	95	93,075
Series UU, 1.00%, 07/01/17(a)	60	53,373
Series UU, 1.00%, 07/01/18(a)	55	48,925
Series UU, 1.00%, 07/01/20(a)	495	440,327
Series UU, 2.25%, 07/01/31(a)	580	515,939
Series ZZ, 5.00%, 07/01/17	145	142,062
Series ZZ, 5.25%, 07/01/19	455	445,780
Series ZZ, 5.25%, 07/01/24	345	338,009
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,085	1,007,008
Puerto Rico Infrastructure Financing Authority RB
Series B, 5.00%, 07/01/37	980	447,137
Series B, 5.00%, 07/01/41(f)(g)	1,210	552,077
Series B, 5.00%, 07/01/46(f)(g)	855	390,104
Puerto Rico Public Buildings Authority, Refunding RB(f)(g)
Series F, (GTD), 5.25%, 07/01/24	235	250,895
Series M-2, (GTD), 10.00%, 07/01/34	155	175,925
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,728,462
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,908,977
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,721,061

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.54%, 07/01/53	$21	$23,100
Series A-2, Restructured, 4.78%, 07/01/58	2,080	2,317,557
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,670,628
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/24	1,406	1,342,740
Series A-1, Restructured, 0.00%, 07/01/29	1,079	941,501
Series A-1, Restructured, 0.00%, 07/01/31	686	549,228
Series A-1, Restructured, 0.00%, 07/01/33	337	249,356
Series A-1, Restructured, 0.00%, 07/01/46	10,261	3,342,028
Series A-1, Restructured, 0.00%, 07/01/51	2,333	549,622
Series B-1, Restructured, 0.00%, 07/01/46	883	287,791

		78,480,874

Rhode Island — 1.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	4,190	628,500
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	980	1,089,248
Series B, 4.50%, 06/01/45	5,055	5,405,529
Series B, 5.00%, 06/01/50	3,330	3,646,919

		10,770,196

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	345	375,884

Tennessee — 0.3%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	925	898,537
Series A, 5.63%, 01/01/46	1,085	1,065,941

		1,964,478

Texas — 6.6%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	701,364
Arlington Higher Education Finance Corp., RB, 5.00%, 06/15/51	715	746,160
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	370	401,887
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	732,797
Central Texas Regional Mobility Authority, Refunding RB, CAB(e)
0.00%, 01/01/28	1,000	913,660
0.00%, 01/01/29	2,000	1,774,066
0.00%, 01/01/30	1,170	1,003,420
0.00%, 01/01/33	3,690	2,852,735
0.00%, 01/01/34	4,000	2,984,276
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	2,890	2,902,427
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	290,350
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	790,678
Series C, AMT, 5.00%, 07/15/27	1,615	1,870,267
City of Houston TX Airport System Revenue RB, 4.00%, 07/15/41	650	685,692

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(d)	$475	$512,288
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	785	824,996
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.88%, 04/01/23(d)	1,210	1,305,162
Series A, 6.00%, 04/01/23(d)	1,845	1,993,353
Series A, 10.00%, 12/01/25(b)	1,140	1,138,622
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/36(b)	1,085	1,085,052
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,650	1,616,746
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	333,523
Series A, 5.75%, 08/15/45	580	666,417
Port Beaumont Navigation District RB(b)
2.75%, 01/01/36	700	697,201
2.88%, 01/01/41	810	795,942
Port Beaumont Navigation District, Refunding RB, Series A, AMT, 4.00%, 01/01/50(b)	1,400	1,435,777
Red River Health Facilities Development Corp., RB, 5.13%, 01/01/41	900	904,792
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	936,854
Texas Transportation Commission, RB, CAB(e)
0.00%, 08/01/46	1,420	484,629
0.00%, 08/01/47	2,120	686,628
0.00%, 08/01/48	2,235	687,041
0.00%, 08/01/49	2,100	612,990
0.00%, 08/01/50	3,015	830,431
0.00%, 08/01/51	1,770	460,508
0.00%, 08/01/52	1,770	434,882
0.00%, 08/01/53	160	37,187

		37,130,800

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	205	233,784
Series A, 5.00%, 06/15/52	265	294,857

		528,641

Virginia — 1.7%
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	495	521,180
5.00%, 03/01/45	505	526,145
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	320,646
Series A, 5.00%, 01/01/34	485	525,451
Series A, 5.00%, 01/01/49	955	1,020,226
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,407,994
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	4,440	4,591,275

		9,912,917

Washington — 1.2%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/22(d)	1,495	1,560,276
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	2,115	2,002,708

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	$1,315	$1,511,206
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	225	256,047
Series A, 5.00%, 07/01/56	255	287,868
Washington State Housing Finance Commission, Refunding RB(b)
5.75%, 01/01/35	315	343,533
6.00%, 01/01/45	850	925,421

		6,887,059

Wisconsin — 5.7%
Public Finance Authority RB, 5.25%, 12/01/51(b)	1,470	1,315,931
Public Finance Authority, RB
5.00%, 06/15/39	175	208,704
5.00%, 06/15/41(b)	345	359,574
5.00%, 01/01/42(b)	605	648,542
6.85%, 11/01/46(b)	900	944,968
7.00%, 11/01/46(b)	570	602,154
5.00%, 06/15/49	530	613,759
5.63%, 06/15/49(b)	2,500	2,522,845
5.00%, 04/01/50(b)	115	134,612
4.00%, 09/30/51	980	1,062,651
5.00%, 06/15/53	355	408,943
4.25%, 07/01/54	1,595	1,638,097
5.00%, 06/15/55(b)	895	915,827
5.00%, 01/01/56(b)	1,470	1,551,775
4.00%, 03/31/56	1,025	1,105,203
Series A, 6.25%, 10/01/31(b)	605	633,603
Series A, 5.38%, 06/01/44(b)	555	563,350
Series A, 7.00%, 10/01/47(b)	605	626,856
Series A, 5.63%, 06/15/49(b)	2,950	3,164,689
Series A, 5.50%, 06/01/54(b)	680	685,298
Series A, 5.00%, 06/15/55(b)	4,030	4,098,228
Series A-1, 4.50%, 01/01/35(b)	1,225	1,340,351
Series A-1, 5.50%, 12/01/48(b)(f)(g)	20	6,578
Series A-1, 5.00%, 01/01/55(b)	2,640	2,889,073
Series B, 0.00%, 01/01/35(b)(e)	1,750	833,707
Series B, 0.00%, 01/01/60(b)(e)	35,940	2,916,783
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46	470	520,750

		32,312,851

Total Municipal Bonds — 91.4% (Cost: $469,908,073)		518,103,739

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Illinois — 1.3%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(d)	4	4,219
Series C, 4.00%, 02/15/41	1,495	1,681,905
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,785,461

		7,471,585

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,268	2,467,684

Security	Par (000)	Value

New Jersey — 1.5%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	$7,366	$8,477,773

New York — 12.2%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(j)	1,465	1,466,805
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	1,893	1,951,497
Series C-1A, 4.20%, 11/01/44	3,470	3,577,026
Series C-1A, 4.30%, 11/01/47	2,840	2,927,204
Series D-1B, 4.25%, 11/01/45	8,996	9,437,358
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(d)	6,665	7,139,466
Series CC, 5.00%, 06/15/47	7,516	8,051,869
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	18,104	18,206,104
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	6,600	6,613,659
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,444	1,652,557
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,956	7,894,109

		68,917,654

Ohio — 0.5%
Ohio State University, RB, 4.00%, 12/01/48	2,431	2,858,883

Pennsylvania — 0.5%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	3,026,596

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(d)	1,710	1,763,833

Texas — 0.4%
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,271	2,311,490

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,142	1,267,393

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.4% (Cost: $95,642,848)		98,562,891

Total Long-Term Investments — 108.8% (Cost: $565,550,921)		616,666,630

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	7,267,370	$7,268,096

Total Short-Term Securities — 1.3% (Cost: $7,268,096)		7,268,096

Total Investments — 110.1% (Cost: $572,819,017)		623,934,726

Other Assets Less Liabilities — 0.8%		4,624,167

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(61,905,399)

Net Assets Applicable to Common Shares — 100.0%		$566,653,494

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2047 to November 15, 2051, is $4,271,170. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$7,269,042	(a)	$—	$(946)	$—	$7,268,096	7,267,370	$289	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(624,554)	$—	$(624,554)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$88,133	$—	$88,133

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$518,103,739	$—	$518,103,739
Municipal Bonds Transferred to Tender Option Bond Trusts	—	98,562,891	—	98,562,891
Short-Term Securities
Money Market Funds	7,268,096	—	—	7,268,096

	$7,268,096	$616,666,630	$—	$623,934,726

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $61,889,545 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.4%
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	$7,050	$8,423,171

Arizona — 3.4%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/30	2,685	2,715,115
Arizona Industrial Development Authority, RB(b) 4.00%, 07/01/29	500	551,022
Series A, 3.55%, 07/15/29	1,300	1,401,001
Series B, 4.25%, 07/01/27	385	417,260
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/35	4,000	4,941,956
Glendale Union High School District No.205, GO
Series C, (BAM), 5.00%, 07/01/24	1,945	2,093,250
Series C, (BAM), 5.00%, 07/01/27	500	537,717
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.75%, 07/01/24(b)	475	510,036
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/25	300	342,274
Industrial Development Authority of the County of Pima, RB(b)
4.13%, 06/15/29	350	352,688
5.00%, 07/01/29	300	323,074
Maricopa County Industrial Development Authority, Refunding RB 4.00%, 07/01/29(b)	295	329,178
Series A, 5.00%, 09/01/32	1,000	1,244,389
Series A, 5.00%, 09/01/33	800	991,257
Series A, 5.00%, 09/01/34	1,000	1,235,662
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	721,761
AMT, 5.00%, 07/01/32	1,925	1,984,038

		20,691,678

Arkansas — 0.6%
City of Benton Arkansas, RB, (AGM), 5.00%, 06/01/29	1,055	1,174,953
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,645,476

		3,820,429

California — 7.1%
California Municipal Finance Authority, RB, Series A, 4.00%, 10/01/29(b)	420	455,413
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, 5.00%, 05/15/36	3,670	4,667,143
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	12,793,354
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/33	6,715	8,126,835
Series A-1, 5.00%, 06/01/35	5,785	6,940,074
Riverside County Transportation Commission, Refunding RB
4.00%, 06/01/40	1,400	1,630,663
4.00%, 06/01/47	590	665,936
3.00%, 06/01/49	410	418,611
San Diego County Regional Airport Authority, Refunding ARB
AMT, Subordinate, 5.00%, 07/01/32	1,000	1,273,030
AMT, Subordinate, 5.00%, 07/01/33	1,030	1,305,350

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, Refunding ARB (continued)
AMT, Subordinate, 5.00%, 07/01/34	$1,000	$1,263,026
State of California, GO, 5.50%, 04/01/28	15	15,059
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/35	700	877,512
Series A, 5.00%, 10/01/36	800	1,000,577
Series A, 5.00%, 10/01/37	1,000	1,249,156

		42,681,739

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/32	5,000	6,149,415
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 11/09/22(c)	270	282,885
Series A, 5.00%, 08/01/34	1,500	1,895,001
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34	500	576,156
Thompson Crossing Metropolitan District No.4, Refunding GO, 3.50%, 12/01/29	515	543,989
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,227,282

		11,674,728

Connecticut — 2.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series C-2, AMT, 2.20%, 11/15/34	1,220	1,225,671
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	130	144,041
Connecticut State Health & Educational Facilities Authority, Refunding RB(b)
Series G-1, 5.00%, 07/01/27	100	118,005
Series G-1, 5.00%, 07/01/28	100	120,275
Series G-1, 5.00%, 07/01/29	100	122,367
Series G-1, 5.00%, 07/01/30	100	121,668
Series G-1, 5.00%, 07/01/32	150	180,588
Series G-1, 5.00%, 07/01/34	125	149,198
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 05/01/35	1,750	2,223,422
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	6,221,635
Series A, 5.00%, 04/15/31	4,000	4,968,008
Series A, 5.00%, 04/15/34	1,185	1,480,807

		17,075,685

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	1,027,051
Series A, 5.00%, 07/01/30	1,030	1,198,060
Series A, 5.00%, 07/01/31	750	869,530
Series A, 5.00%, 07/01/32	375	433,416
Series A, 5.00%, 07/01/33	1,190	1,371,512

		4,899,569

Florida — 7.0%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/31	1,500	1,872,342
Capital Region Community Development District, Refunding SAB
Series A-1, 4.13%, 05/01/23	200	203,499
Series A-1, 4.63%, 05/01/28	500	541,893

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB
Series A, 4.00%, 06/15/29(b)	$625	$662,571
Series A, 5.00%, 12/15/29	400	464,594
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/29(b)	1,000	1,121,587
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(c)	1,500	1,547,920
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/23(c)	6,950	7,698,313
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/28	500	446,496
Series A-2, 0.00%, 10/01/29	800	693,162
Escambia County Health Facilities Authority, Refunding RB 5.00%, 08/15/35	3,100	3,789,260
Series A, 5.00%, 08/15/31	1,000	1,246,725
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	387,670
Series A-2, 3.63%, 11/01/30	200	209,551
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	2,255	2,403,223
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/31	300	348,509
5.00%, 06/01/35	225	259,183
Florida Gulf Coast University Financing Corp., Refunding RB
5.00%, 02/01/34	800	992,306
5.00%, 02/01/35	850	1,051,991
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	986,518
Harbor Bay Community Development District, SAB, Series A-1, 3.30%, 05/01/29	600	616,576
Hills Minneola Community Development District, SAB, 3.50%, 05/01/31(b)	1,100	1,139,236
Lakewood Ranch Stewardship District, SAB
3.65%, 05/01/22(b)	145	146,065
4.00%, 05/01/22	350	353,173
3.60%, 05/01/24	350	356,915
4.30%, 05/01/27(b)	520	552,623
3.80%, 05/01/29	670	709,822
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,708,006
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	695	719,659
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	367,590
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/29	2,005	2,290,309
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	695,940
Southern Groves Community Development District No.5, Refunding SAB, 3.25%, 05/01/29	300	308,468
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	143	90,783

Security	Par (000)	Value

Florida (continued)
Talavera Community Development District, SAB
3.50%, 05/01/25	$365	$372,729
3.85%, 05/01/30	540	572,505
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	190,055

		42,117,767

Georgia — 7.9%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,545,113
Cobb County Kennestone Hospital Authority, Refunding RB
5.00%, 04/01/32	1,250	1,508,700
4.00%, 04/01/33	200	235,002
4.00%, 04/01/34	275	321,254
4.00%, 04/01/35	275	319,453
4.00%, 04/01/36	300	346,675
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/36	1,750	2,016,641
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 2.75%, 12/01/35	3,000	3,106,368
Georgia Ports Authority RB, 2.63%, 07/01/51	5,000	4,906,495
Main Street Natural Gas, Inc. RB, Series C, 4.00%, 05/01/52(a)	3,240	3,783,708
Main Street Natural Gas, Inc., RB
Series A, 5.50%, 09/15/28	2,500	3,160,352
Series A, 5.00%, 05/15/33	5,000	6,098,725
Series A, 5.00%, 05/15/34	5,250	6,381,984
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/34	700	841,448
5.00%, 01/01/35	1,225	1,469,207
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 5.00%, 01/01/34	2,295	2,795,680
Sub-Series A, 5.00%, 01/01/35	925	1,124,602

		47,961,407

Guam — 0.3%
Territory of Guam, Refunding RB, Series F, 5.00%, 01/01/29	1,500	1,826,412

Illinois — 14.8%
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	385	470,324
Series A, 5.00%, 12/01/30	1,580	1,941,196
Series C, 5.00%, 12/01/26	4,730	5,611,294
Series D, 5.00%, 12/01/26	4,185	4,964,749
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	420	398,664
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/32	5,000	5,444,830
Chicago Midway International Airport, Refunding RB, Series A, 2nd Lien, AMT, 5.50%, 01/01/32	1,500	1,583,431
Chicago O’Hare International Airport, Refunding ARB
Series C, AMT, Senior Lien, 5.25%, 01/01/28	1,350	1,425,002
Series C, AMT, Senior Lien, 5.25%, 01/01/29	3,020	3,187,100
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	4,242,752
Series A, AMT, Senior Lien, 5.00%, 01/01/23	13,000	13,694,200

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	$3,700	$3,715,174
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	1,000	1,071,898
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	954,774
Series A, 5.00%, 02/15/29	400	469,738
Series A, 5.00%, 02/15/30	500	585,280
Series A, 5.00%, 02/15/31	500	583,443
Series A, 5.00%, 02/15/32	500	581,694
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	660,598
5.00%, 03/01/32	920	1,103,978
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	9,623,351
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	4,220	4,934,653
Metropolitan Pier & Exposition Authority, Refunding RB, 5.00%, 12/15/28	1,200	1,451,645

State of Illinois, GO
5.25%, 07/01/29	5,000	5,354,630
5.00%, 04/01/31	1,000	1,093,883
5.00%, 05/01/31	5,010	5,494,277
5.00%, 11/01/34	5,000	5,838,480
Series A, 5.00%, 03/01/35	2,000	2,460,598
Series D, 5.00%, 11/01/28	350	417,579
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	143,447

		89,502,662

Indiana — 0.2%
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,386,852

Iowa — 0.2%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	901,537

Kansas — 1.0%
Seward County Unified School District No.480 Liberal, Refunding GO
5.00%, 09/01/22(c)	3,990	4,149,652
5.00%, 09/01/33	2,010	2,086,436

		6,236,088

Kentucky(c) — 0.5%
Louisville/Jefferson County Metropolitan Government, Refunding RB
5.00%, 06/01/22	120	123,337
Series A, 5.00%, 06/01/22	2,750	2,826,469

		2,949,806

Louisiana — 2.9%
City of Bossier City Louisiana Utilities Revenue, Refunding RB, 5.00%, 10/01/24(c)	2,000	2,263,670
Louisiana Local Government Environmental Facilities & Community Development Auth, Refunding RB, 5.00%, 12/01/21(c)	7,160	7,187,573

Security	Par (000)	Value

Louisiana (continued)
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	$1,000	$1,132,182
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/34	3,000	3,054,471
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(c)	3,660	3,944,452

		17,582,348

Maine — 0.4%
Finance Authority of Maine, Refunding RB
Series A-1, AMT, (AGM), 5.00%, 12/01/28	1,000	1,214,777
Series A-1, AMT, (AGM), 3.00%, 12/01/29	1,150	1,204,522

		2,419,299

Maryland — 1.3%
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	181,116
Series A, Senior Lien, 3.05%, 06/01/28	190	197,918
Series A, Senior Lien, 3.15%, 06/01/29	200	209,855
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	289,129
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,238,427
Series A, 5.00%, 06/01/30	1,015	1,236,351
Series A, 5.00%, 06/01/31	1,000	1,213,214
Series A, 5.00%, 06/01/32	1,000	1,207,343
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 5.00%, 07/01/22(c)	1,140	1,175,830

		7,949,183

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	3,228,722
5.00%, 07/01/30	3,125	3,732,075
Series A, 5.00%, 01/01/31	1,730	1,954,018

		8,914,815

Michigan — 2.9%
City of Detroit Michigan, GO
5.00%, 04/01/26	265	304,004
5.00%, 04/01/27	210	246,147
5.00%, 04/01/28	235	280,796
5.00%, 04/01/29	235	279,254
5.00%, 04/01/30	180	212,795
5.00%, 04/01/31	265	311,827
5.00%, 04/01/32	225	263,584
5.00%, 04/01/33	295	344,206
Michigan Finance Authority, Refunding RB, Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,450,896
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.13%, 10/01/36	4,275	4,202,073
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,925,635
AMT, 5.00%, 12/31/33	2,000	2,418,286

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	$440	$521,950
5.00%, 11/15/34	490	571,376

		17,332,829

Minnesota — 1.8%
City of Minneapolis Minnesota, RB
4.00%, 06/01/30	150	165,180
4.00%, 06/01/31	50	54,206
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/33	2,370	2,881,643
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,203,402
Series A, 5.00%, 02/15/34	1,185	1,420,151
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	250	277,900
University of Minnesota, RB, Series C, 5.00%, 08/01/23(c)	4,520	4,891,652

		10,894,134

Missouri — 0.6%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	352,708
Kansas City Industrial Development Authority, ARB, AMT, 4.00%, 03/01/35	1,480	1,711,743
St. Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	415,684
5.00%, 09/01/32	1,015	1,159,969

		3,640,104

Montana — 0.1%
Yellowstone County School District No.2 Billings, GO, 5.00%, 06/15/24(c)	500	558,726

Nebraska — 0.7%
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/30	800	929,919
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/30	1,000	1,007,794
Series A, 5.00%, 01/01/32	2,000	2,015,588

		3,953,301

Nevada — 1.2%
City of Las Vegas Nevada Special Improvement District No.814, SAB
3.50%, 06/01/28	160	173,821
3.25%, 06/01/30	350	370,849
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 5.00%, 06/01/31	1,000	1,199,776
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,572,250

		7,316,696

Security	Par (000)	Value

New Hampshire(b) — 0.3%
New Hampshire Business Finance Authority, RB, AMT, 2.95%, 04/01/29	$1,000	$1,070,064
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	828,463

		1,898,527

New Jersey — 19.2%
New Jersey Economic Development Authority, RB
AMT, 5.13%, 09/15/23	3,210	3,343,035
AMT, 5.50%, 01/01/26	1,500	1,655,024
AMT, 5.50%, 01/01/27	1,000	1,102,806
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,519,648
AMT, 5.00%, 10/01/27	1,680	2,026,556
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	11,117,530
New Jersey Educational Facilities Authority, Refunding RB
5.00%, 07/01/25(c)	1,966	2,286,204
5.00%, 07/01/30	3,034	3,491,988
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	2,130	2,259,123
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	540	541,834
Series B, AMT, 5.00%, 12/01/27	1,000	1,219,835
Series B, AMT, 5.00%, 12/01/28	1,000	1,205,286
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,339,814
Series AA, 5.25%, 06/15/31	12,000	12,895,104
Series AA, 5.25%, 06/15/32	2,250	2,586,769
Series AA, 5.00%, 06/15/35	3,000	3,651,675
Series C, 5.25%, 06/15/32	10,000	11,327,380
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,983,226
Series A, 5.00%, 12/15/33	2,285	2,788,888
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,605,216
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/23(c)	6,000	6,332,082
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/23	1,230	1,312,583
Series A, 5.00%, 12/01/25	1,345	1,460,172
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	300,390
Series B, AMT, 5.00%, 01/01/30	200	240,063
Series B, AMT, 5.00%, 01/01/31	350	419,426
Series B, AMT, 5.00%, 01/01/32	425	507,189
State of New Jersey, GO, 5.00%, 06/01/28	5,000	5,740,260
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	1,046,881
Series A, 5.00%, 06/01/32	11,980	14,423,021
Series A, 5.00%, 06/01/33	220	264,270

		115,993,278

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 1.2%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	$2,510	$2,803,095
Albuquerque Municipal School District No.12, GO, Series 2017, (SAW), 5.00%, 08/01/30	1,250	1,488,599
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	170	191,540
New Mexico Hospital Equipment Loan Council, Refunding RB, Series A, 5.00%, 08/01/31	2,500	2,890,055

		7,373,289

New York — 12.9%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.00%, 06/01/22	410	417,700
Series A, 4.50%, 06/01/27	1,710	1,913,150
Series A, 5.00%, 06/01/35	415	466,637
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	450	509,555
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	797,199
City of New York, GO, Series A-1, 5.00%, 08/01/47	3,745	4,729,823
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	1,010,496
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	3,145	3,454,018
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,633,785
Sub-Series B-1, 5.00%, 11/15/21(c)	2,300	2,303,961
Sub-Series B-4, 5.00%, 11/15/21(c)	1,500	1,502,583
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(c)	5,695	6,138,082
New York City Industrial Development Agency, Refunding RB (AGM), 4.00%, 03/01/32	1,030	1,220,527
Class A, (AGM), 3.00%, 01/01/35	500	544,700
Class A, (AGM), 3.00%, 01/01/36	1,000	1,080,191
New York Liberty Development Corp., Refunding RB
2.88%, 11/15/46	4,310	4,318,392
3.00%, 11/15/51	990	1,009,409
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(b)	900	1,091,413
5.00%, 12/01/28(b)	1,800	2,180,070
Series A, 5.00%, 05/01/32	3,060	3,503,945
Series A, 5.00%, 07/01/32	9,000	10,358,973
New York State Thruway Authority, Refunding RB, Series A-1, 4.00%, 03/15/44	2,500	2,894,595
New York Transportation Development Corp., RB, AMT, 4.00%, 10/01/30	2,775	3,216,250
Niagara Area Development Corp., Refunding RB, Series B, 3.50%, 11/01/24(b)	1,000	1,038,596
Port Authority of New York & New Jersey, ARB, Consolidated, 221st Series, AMT, 4.00%, 07/15/36	2,650	3,087,801
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/36	1,625	1,906,713
Series 223, AMT, 4.00%, 07/15/37	3,250	3,810,436
Troy Capital Resource Corp., Refunding RB 5.00%, 09/01/32	3,000	3,816,330

Security	Par (000)	Value

New York (continued)
Troy Capital Resource Corp., Refunding RB (continued)
Series A, 5.00%, 09/01/33	$860	$1,090,948
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21	6,125	6,125,000

		78,171,278

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, Series A, 5.00%, 10/01/31	1,500	1,562,286

Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	1,000	1,145,634
Series A-2, Class 1, 4.00%, 06/01/38	1,000	1,139,289
Series A-2, Class 1, 4.00%, 06/01/39	1,000	1,135,952
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, 5.00%, 12/01/35	850	1,066,665
Montgomery County Refunding RB, 4.00%, 08/01/51	4,250	4,817,774
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,693,558
Ohio Housing Finance Agency RB, Series C, (FNMA/GNMA/FHLMC), 2.70%, 09/01/46(g)	11,000	10,980,541
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	6,000	6,366,300

		28,345,713

Oklahoma — 1.3%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/27	1,190	1,389,730
5.00%, 10/01/28	1,265	1,475,634
5.00%, 10/01/29	1,400	1,631,218
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,471,388
Series B, 5.00%, 08/15/33	1,305	1,578,507

		7,546,477

Oregon(c) — 1.1%
Klamath County School District, GO, (GTY), 5.00%, 06/15/23	2,000	2,152,460
State of Oregon, GO, Series H, 5.00%, 05/01/22	2,000	2,047,792
Umatilla County School District No.16R Pendleton, GO, Series A, (GTY), 5.00%, 06/15/24	2,000	2,239,334

		6,439,586

Pennsylvania — 7.3%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/22	550	561,195
5.00%, 05/01/23	335	348,512
5.00%, 05/01/28	835	1,009,638
Bucks County Industrial Development Authority, RB
5.00%, 07/01/35	1,100	1,353,056
5.00%, 07/01/36	1,250	1,531,480
Commonwealth Financing Authority, RB
5.00%, 06/01/33	2,000	2,436,982
5.00%, 06/01/34	3,750	4,561,845

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Allegheny Pennsylvania, GO, Series C-67, 5.00%, 11/01/21	$5,075	$5,075,000
County of Allegheny Pennsylvania, Refunding GO, Series C-68, 5.00%, 11/01/21	2,515	2,515,000
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/35	1,450	1,838,819
Series A-1, 4.00%, 04/15/36	1,545	1,820,027
AMT, 5.00%, 12/31/28	115	136,577
Pennsylvania Turnpike Commission, RB
Sub-Series B, 5.25%, 12/01/21(c)	4,000	4,016,352
Series A, Subordinate, 4.00%, 12/01/43	3,000	3,412,737
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/30	2,620	3,223,252
Sub-Series B, 5.00%, 06/01/32	5,000	6,069,535
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/30	1,200	1,486,159
Series A, (SAW), 5.00%, 09/01/31	1,000	1,233,115
Series A, (SAW), 5.00%, 09/01/32	1,200	1,473,016

		44,102,297

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,768,649
Series A-1, Restructured, 4.75%, 07/01/53	350	389,304
Series A-1, Restructured, 5.00%, 07/01/58	2,209	2,493,873
Series A-2, Restructured, 4.33%, 07/01/40	1,919	2,103,109
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/27	11,890	10,761,068
Series A-1, Restructured, 0.00%, 07/01/29	446	389,165
Series A-1, Restructured, 0.00%, 07/01/31	1,464	1,172,113
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,285,534
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,921,657

		28,284,472

Rhode Island — 1.6%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,095,525
Rhode Island Health and Educational Building Corp., RB, Series C, 5.00%, 05/15/22(c)	2,305	2,364,382
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,167,390
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/27	1,000	1,208,449
Series A, AMT, 5.00%, 12/01/28	1,000	1,228,537
Rhode Island Student Loan Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	750	844,094
Series A, AMT, 5.00%, 12/01/25	850	983,624

		9,892,001

South Carolina — 2.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 11/15/27	625	662,304
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	6,527,890
Series A, 5.00%, 12/01/31	5,660	6,709,647
Series A, 5.00%, 12/01/32	200	236,798

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued)
Series A, 5.00%, 12/01/33	$800	$946,101
Series A, 4.00%, 12/01/34	2,100	2,490,335

		17,573,075

Tennessee — 1.4%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	170	166,583
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/35	4,000	4,678,528
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/29	350	421,785
5.00%, 10/01/34	450	543,570
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,210	2,842,254

		8,652,720

Texas — 7.9%
City of Grapevine Texas, GO, 5.00%, 02/15/23(c)	5,685	6,028,766
City of Houston Texas Airport System Revenue, Refunding ARB
Sub-Series A, AMT, 5.00%, 07/01/31	1,430	1,760,705
Sub-Series A, AMT, 5.00%, 07/01/32	1,515	1,856,805
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, Subordinate Lien, 5.00%, 07/01/22(c)	1,010	1,041,525
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21	8,290	8,290,000
Love Field Airport Modernization Corp., RB, AMT, 5.00%, 11/01/28	1,000	1,042,883
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,360	1,429,292
New Hope Cultural Education Facilities Finance Corp., RB(b)
Series A, 3.63%, 08/15/22	35	35,000
Series A, 4.25%, 08/15/27	160	159,789
Red River Education Finance Corp., RB, 5.00%, 03/15/23(c)	1,340	1,426,143
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,920,514
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/33	8,485	10,503,666
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	3,450	4,508,470
Via Metropolitan Transit, Refunding RB, 5.25%, 08/01/23(c)	6,305	6,845,490

		47,849,048

U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority, Refunding RB, Series A, (AGM), 5.25%, 10/01/24	2,800	3,000,040

Utah — 1.0%
Salt Lake City Corp. Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/33	3,500	4,258,345

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, RB, Series A, 3.63%, 06/15/29(b)	$410	$424,513
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	1,500	1,614,024

		6,296,882

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,105,951

Virginia — 0.1%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/33	495	561,998

Washington — 2.2%
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	5,215	6,506,469
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	1,730	1,988,126
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,630	1,858,616
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/27	1,560	1,843,620
5.00%, 01/01/28	750	885,229

		13,082,060

Wisconsin — 2.6%
Public Finance Authority Refunding RB, 4.00%, 12/01/31	700	827,632
Public Finance Authority, RB
5.00%, 04/01/30(b)	500	597,124
5.00%, 06/15/34	430	518,055
4.00%, 09/30/51	1,520	1,648,194
4.00%, 03/31/56	1,595	1,719,804
Series A, 4.00%, 03/01/30(b)	445	475,952
Public Finance Authority, Refunding RB 4.00%, 09/01/29(b)	140	144,948
Series B, AMT, 5.25%, 07/01/28	4,765	4,904,819
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 08/15/46(g)	2,720	3,112,178
Wisconsin Health & Educational Facilities Authority, Refunding RB
(AGM), 4.00%, 02/15/35	750	877,586
(AGM), 4.00%, 02/15/36	800	932,880

		15,759,172

Total Municipal Bonds — 137.5% (Cost: $776,458,064)		831,201,115

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 6.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/31(i)	8,080	9,331,271
State of California, Refunding GO
5.00%, 10/01/35	12,500	14,728,465
4.00%, 03/01/37(i)	10,775	12,813,069

		36,872,805

Security	Par (000)	Value

Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	$7,500	$8,101,575

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/32	7,500	9,219,505

New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	4,173	4,562,600
Series BB, AMT, 3.70%, 10/01/28	3,233	3,535,732

		8,098,332

New York — 8.8%
City of New York, GO, Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,737,198
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/36	9,444	11,220,606
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(i)	5,505	6,551,411
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/32	5,501	5,845,523
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/42	10,000	11,598,430
Port Authority of New York & New Jersey, Refunding ARB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,369,240
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24	5,010	5,682,582

		53,004,990

Texas — 1.4%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/39	7,500	8,288,475

Washington — 3.0%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/34	15,000	17,944,105

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.4% (Cost: $131,522,941)		141,529,787

Total Long-Term Investments — 160.9% (Cost: $907,981,005)		972,730,902

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	14,802,453	$14,803,933

Total Short-Term Securities — 2.5% (Cost: $14,803,933)		14,803,933

Total Investments — 163.4% (Cost: $922,784,938)		987,534,835

Liabilities in Excess of Other Assets — (2.1)%		(12,712,196)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.8)%		(83,305,272)

VMTP Shares at Liquidation Value — (47.5)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$604,417,367

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to March 1, 2028, is $17,444,020. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$126,519	$14,677,534	(a)	$—	$(120)	$—	$14,803,933	14,802,453	$261	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	258	12/21/21	$33,709	$402,218
U.S. Long Bond	45	12/21/21	7,237	35,685
5-Year U.S. Treasury Note	144	12/31/21	17,524	233,764

				$671,667

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$671,667	$—	$671,667

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(199,749)	$—	$(199,749)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$103,706	$—	$103,706

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$61,852,930

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$831,201,115	$—	$831,201,115
Municipal Bonds Transferred to Tender Option Bond Trusts	—	141,529,787	—	141,529,787
Short-Term Securities
Money Market Funds	14,803,933	—	—	14,803,933

	$14,803,933	$972,730,902	$—	$987,534,835

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$671,667	$—	$—	$671,667

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Municipal Income Fund, Inc. (MUI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(83,289,072)	$—	$(83,289,072)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(370,389,072)	$—	$(370,389,072)

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$570	$621,593
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,191,188
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,245,728
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,777,397
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	315	356,076
Series B1, (AGM), 3.00%, 06/01/50	865	898,406
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	1,080,358
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	900	902,844

		10,073,590

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,890	2,108,545

Arizona — 3.0%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	2,200	2,224,660
Arizona Industrial Development Authority, RB 4.38%, 07/01/39(a)	575	622,600
Series A, 5.00%, 07/01/39(a)	480	504,586
Series A, (BAM), 4.00%, 06/01/44	425	477,616
Series A, 5.00%, 07/01/49(a)	550	573,813
Series A, 5.00%, 07/01/54(a)	425	442,727
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	130	139,906
Series G, 5.00%, 07/01/47	435	499,151
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	65	74,280
5.00%, 05/15/56	575	642,914
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	2,120	2,314,775
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 07/01/34	400	426,160
5.00%, 06/15/47	840	850,244
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	260	272,139
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	215	250,503
5.00%, 07/01/54(a)	490	555,136
Series A, 4.13%, 09/01/38	775	883,069
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,525,367
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	4,509,673
5.00%, 12/01/37	6,845	9,365,130

		27,154,449

Arkansas — 1.1%
Arkansas Development Finance Authority, RB
5.00%, 12/01/47	385	463,594
Series A, AMT, 4.50%, 09/01/49(a)	4,925	5,359,297

Security	Par (000)	Value

Arkansas (continued)
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	$505	$545,112
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	911,509
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,943,155
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	520,803

		9,743,470

California — 8.7%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	1,545	2,356,317
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	1,320	1,418,956
Series A, 4.00%, 04/01/45	1,030	1,161,280
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	937,950
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	197,351
Series A, 5.25%, 08/15/49	460	487,295
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	285	335,310
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,755	1,826,827
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,230	1,336,032
Series I, 5.50%, 11/01/30	2,500	2,755,483
Series I, 5.50%, 11/01/31	3,965	4,368,058
Series I, 5.00%, 11/01/38	955	1,038,746
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	1,133,481
4.00%, 03/01/48	1,345	1,500,497
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	1,000	1,133,984
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	245	319,537
Series A, AMT, 5.00%, 05/15/32	295	382,037
Series A, AMT, 5.00%, 05/15/33	290	374,203
Series A, AMT, 5.00%, 05/15/38	210	265,126
Series A, AMT, 5.00%, 05/15/39	225	283,738
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,335	2,391,864
Series A-2, 5.00%, 06/01/47	4,350	4,455,936
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34	1,650	2,117,993
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	2,445	2,697,652
Montebello Unified School District, GO, CAB, (NPFGC), 0.00%, 08/01/22(c)	2,405	2,399,514
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(c)	8,000	4,962,928
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(c)	1,500	1,316,709
Series B, Convertible, 6.20%, 08/01/39	2,605	3,209,297

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	$5,005	$5,386,216
Series J, 5.25%, 05/15/38	1,420	1,525,611
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(b)	2,500	2,966,350
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,757,123
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	2,800	3,580,990
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47	1,405	1,636,031
San Diego Unified School District, GO, CAB(c)
Series A, 0.00%, 07/01/29	5,315	4,760,422
Series A, 0.00%, 07/01/29(d)	685	610,398
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,165,175
Series A, AMT, 5.25%, 05/01/33	850	908,355
Series A, AMT, 5.00%, 05/01/44	1,090	1,200,039
State of California, Refunding GO
5.00%, 02/01/38	3,000	3,167,829
3.00%, 12/01/46	1,395	1,485,739
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	440	490,206
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	1,037,392

		78,841,977

Colorado — 2.0%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,260	1,608,767
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	3,250	3,553,485
Series A, AMT, 5.50%, 11/15/28	1,000	1,101,534
Series A, AMT, 5.50%, 11/15/30	340	374,165
Series A, AMT, 5.50%, 11/15/31	405	445,429
City & County of Denver Colorado, RB, CAB(c)
Series A-2, 0.00%, 08/01/37	1,490	891,503
Series A-2, 0.00%, 08/01/38	915	518,813
Colorado Educational & Cultural Facilities Authority, RB
5.50%, 07/01/40	2,510	2,518,747
5.00%, 03/01/50(a)	360	393,586
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	1,690	1,847,748
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,285	1,445,173
Series A, 3.25%, 08/01/49	1,415	1,482,678
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	555	568,982
State of Colorado, COP, Series O, 4.00%, 03/15/44	930	1,065,207

		17,815,817

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	590	692,904
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/36	240	282,777

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Special Tax Revenue, RB (continued)
Series A, 4.00%, 05/01/39	$150	$174,773
State of Connecticut, GO
Series A, 4.00%, 01/15/38	2,260	2,653,339
Series A, 5.00%, 04/15/38	985	1,202,520
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	970	1,193,681

		6,199,994

Delaware — 0.7%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	373,547
Series A, 5.00%, 07/01/48	900	1,005,121
Delaware State Health Facilities Authority, RB
5.00%, 06/01/43	820	970,134
5.00%, 06/01/48	1,395	1,635,526
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	2,015,880

		6,000,208

District of Columbia — 3.4%
District of Columbia, Refunding RB
5.00%, 04/01/35	315	375,290
5.00%, 10/01/48	1,695	2,018,347
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,525,246
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	955	1,116,451
Series A, AMT, 4.00%, 10/01/38	955	1,115,566
Series A, AMT, 4.00%, 10/01/39	1,410	1,645,161
Series A, AMT, 4.00%, 10/01/40	1,150	1,338,474
Series A, AMT, 4.00%, 10/01/41	1,060	1,231,472
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	1,475	1,498,725
Series B, Subordinate, 4.00%, 10/01/49	1,255	1,397,894
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	10,170	7,618,764
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	13,485	9,774,467

		30,655,857

Florida — 6.7%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	140	173,365
Series A-1, 5.00%, 10/01/33	155	191,095
Series A-1, 5.00%, 10/01/34	155	190,395
Series A-1, 5.00%, 10/01/35	50	61,223
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(a)	480	505,022
Series A, 5.00%, 12/15/49	160	179,514
Series A, 5.00%, 12/15/54	140	156,488
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	3,336,572
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	285	102,916
Series A, 0.00%, 09/01/53	300	90,943

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	$1,755	$1,973,283
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,205,550
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,070	1,198,905
County of Lee Florida Airport Revenue, RB, Series B, 5.00%, 10/01/46	3,515	4,344,435
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	235	276,313
Series A, 4.00%, 10/01/38	235	275,614
Series A, 4.00%, 10/01/39	175	204,888
Series A, AMT, 5.00%, 10/01/22(b)	2,900	3,024,393
County of Miami-Dade Seaport Department, ARB(b)
Series A, 5.38%, 10/01/23	1,015	1,113,840
Series A, 6.00%, 10/01/23	5,215	5,785,010
Series B, AMT, 6.00%, 10/01/23	4,750	5,262,251
Series B, AMT, 6.25%, 10/01/23	460	511,721
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	275	147,797
Series A-2, 0.00%, 10/01/42	370	190,933
Series A-2, 0.00%, 10/01/43	335	165,846
Series A-2, 0.00%, 10/01/44	345	164,258
Series A-2, 0.00%, 10/01/45	285	130,645
Series A-2, 0.00%, 10/01/46	625	275,557
Series A-2, 0.00%, 10/01/47	605	256,649
Series A-2, 0.00%, 10/01/48	430	175,504
Series A-2, 0.00%, 10/01/49	355	139,768
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	430	436,541
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,725	1,904,648
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	639,624
Florida Development Finance Corp., RB(a)
Series A, 5.00%, 06/15/40	155	178,181
Series A, 5.00%, 06/15/50	520	587,998
Series A, 5.00%, 06/15/55	310	350,288
AMT, 5.00%, 05/01/29	270	287,747
Series A, AMT, 5.00%, 08/01/29(e)	105	107,580
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	270	293,986
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	160	168,864
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,735	1,898,749
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	60	60,203
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,910,797
Miami-Dade County Seaport Department Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,490,116
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,432,218
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	210	252,948

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	$1,185	$1,334,287
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,785	1,925,858
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	310	390,587
Series A, 5.00%, 10/01/50	465	578,914
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	220	229,462
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(f)(g)	800	506,893
Trout Creek Community Development District, SAB
4.00%, 05/01/40	635	663,588
4.00%, 05/01/51	1,055	1,085,387
Village Community Development District No.10, SAB, 5.13%, 05/01/43	2,320	2,382,691
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,265	1,525,781
Westside Community Development District, SAB, 4.00%, 05/01/50	815	852,224

		60,286,853

Georgia — 2.6%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	532,192
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	640	743,693
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	120	125,847
Series A, 4.00%, 12/01/48	170	177,613
Series B, 2.50%, 06/01/50	520	516,135
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,542,839
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	483,580
Series A, 5.00%, 05/15/36	1,860	2,523,525
Series A, 5.00%, 05/15/37	400	547,616
Series A, 5.00%, 05/15/38	1,265	1,748,140
Series A, 5.00%, 05/15/43	330	391,634
Series A, 5.00%, 05/15/49	4,575	6,592,186
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	982,654
4.00%, 01/01/49	2,105	2,316,949
5.00%, 01/01/56	350	411,151
4.00%, 01/01/59	1,335	1,465,440
Municipal Electric Authority of Georgia, Refunding RB
Series A, 4.00%, 01/01/51	615	699,976
Sub-Series A, 4.00%, 01/01/49	700	771,347

		23,572,517

Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,698,069
State of Hawaii Airports System Revenue, COP AMT, 5.25%, 08/01/25	425	459,965

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
State of Hawaii Airports System Revenue, COP (continued)
AMT, 5.25%, 08/01/26	$460	$497,728
State of Hawaii Department of Budget & Finance, Refunding RB, 5.25%, 11/15/37	400	418,673

		3,074,435

Idaho — 0.4%
Idaho Health Facilities Authority, RB 4.00%, 12/01/43	670	775,545
Series 2017, 5.00%, 12/01/46	540	646,696
Series A, 5.00%, 03/01/39	500	546,322
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,008,538

		3,977,101

Illinois — 10.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	985	1,209,458
Series A, 5.00%, 12/01/38	610	746,136
Series A, 5.00%, 12/01/40	730	887,163
Series A, 5.00%, 12/01/41	480	582,727
Series C, 5.25%, 12/01/35	2,655	2,942,175
Series D, 5.00%, 12/01/46	3,480	3,784,302
Series H, 5.00%, 12/01/36	585	684,134
Series H, 5.00%, 12/01/46	240	276,405
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,301,424
Series C, 5.00%, 12/01/27	500	603,152
Series C, 5.00%, 12/01/30	605	715,310
Series C, 5.00%, 12/01/34	475	555,214
Series D, 5.00%, 12/01/25	435	505,453
Series F, 5.00%, 12/01/22	455	476,316
Series F, 5.00%, 12/01/23	310	337,556
Series F, 5.00%, 12/01/24	340	383,552
Series G, 5.00%, 12/01/34	315	368,195
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,870	2,023,033
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	430	500,781
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/29	1,600	1,609,379
Series A, Senior Lien, 4.00%, 01/01/37	675	784,076
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	10,900	10,944,701
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	1,429	1,432,502
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	3,530	3,552,461
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	1,000	1,041,340
Cook County Community College District No. 508, GO
5.50%, 12/01/38	3,075	3,338,983
5.25%, 12/01/43	2,935	3,126,705
County of Will Illinois, GO, 5.00%, 11/15/25(b)	600	705,826
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	820	941,908
Series A, 5.00%, 02/15/47	240	270,270
Series A, 5.00%, 02/15/50	130	145,767
Illinois Finance Authority, Refunding RB 4.00%, 03/01/35	1,290	1,445,021

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB (continued)
Series A, 5.00%, 11/15/45	$1,205	$1,376,324
Series C, 5.00%, 02/15/41	555	657,441
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	2,980	3,410,062
Series A, 5.00%, 01/01/45	930	1,161,461
Series C, 5.00%, 01/01/37	2,000	2,259,666
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,736,442
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,550	2,822,179
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	3,765	2,098,099
Series B, (AGM), 0.00%, 06/15/47	22,775	10,995,041
State of Illinois, GO
5.25%, 02/01/31	1,485	1,624,260
5.25%, 02/01/32	2,365	2,586,785
5.50%, 07/01/33	3,000	3,221,433
5.50%, 07/01/38	695	745,697
5.00%, 02/01/39	1,910	2,072,661
5.50%, 05/01/39	795	993,187
Series A, 5.00%, 04/01/38	4,545	4,806,983
Series D, 5.00%, 11/01/28	900	1,073,776
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	107,585
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,344,950
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	390	413,287

		94,728,744

Indiana — 1.3%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	1,071,946
AMT, 7.00%, 01/01/44	2,355	2,594,002
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	2,870	3,084,933
Series A, AMT, 5.25%, 07/01/23	500	539,657
Indianapolis Local Public Improvement Bond Bank, RB
Series A, 5.00%, 01/15/40	1,520	1,600,764
Series F, 5.25%, 02/01/36	3,055	3,066,096

		11,957,398

Iowa — 0.9%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,900	2,154,207
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	1,260	1,370,993
Series B, 5.25%, 12/01/50(e)	2,445	2,660,779
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,715	1,751,699

		7,937,678

Kansas — 0.1%
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	720	747,380

Kentucky — 1.1%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,964,968

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Economic Development Finance Authority, RB(b)
Series A, 5.25%, 01/01/23	$1,230	$1,301,606
Series A, 5.38%, 01/01/23	1,830	1,939,192
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series C, Convertible, 0.00%, 07/01/34(h)	500	611,512
Series C, Convertible, 0.00%, 07/01/39(h)	830	1,006,912
Series C, Convertible, 6.75%, 07/01/43	1,770	2,148,803

		9,972,993

Louisiana — 0.9%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(b)	860	958,290
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,658,518
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,857,687
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	375	375,827
Series A, 5.25%, 05/15/32	1,320	1,350,992
Series A, 5.25%, 05/15/33	1,430	1,463,448
Series A, 5.25%, 05/15/35	605	644,074

		8,308,836

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series C, 3.95%, 11/15/43	335	363,084

Maryland — 1.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	179,667
5.25%, 07/01/44	170	179,135
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,669,709
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	305	366,545
Series A, 5.00%, 05/15/42	1,760	2,102,593
Series B, 4.00%, 04/15/45	795	903,964
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/34	2,700	3,303,423
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	4,915	4,736,507

		13,441,543

Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,306,809
5.00%, 10/01/48	830	940,753
Series A, 5.25%, 01/01/42	1,110	1,316,847
Series A, 5.00%, 01/01/47	1,570	1,805,994
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,255,473
5.00%, 04/15/40	400	438,701
5.00%, 09/01/43	750	890,036
Series A, 5.00%, 10/01/35	500	587,428
Series A, 5.00%, 01/01/40	435	515,780
Series A, 5.00%, 10/01/43	750	861,721
Series A, 4.00%, 06/01/49	225	249,856

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB (continued)
Series P, 5.45%, 05/15/59	$2,010	$2,592,022
Massachusetts Educational Financing Authority, RB
Series B, AMT, 2.63%, 07/01/36	475	494,568
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,922,254
Massachusetts Educational Financing Authority, Refunding RB
Series A, AMT, 3.63%, 07/01/32	1,025	1,063,738
Series B, AMT, 3.63%, 07/01/34	485	505,222
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	171,788
Series A, 3.85%, 06/01/46	205	217,061
Series C-1, 3.15%, 12/01/49	400	405,983
Series C-1, 3.25%, 12/01/54	1,475	1,498,448
Series D-1, 2.55%, 12/01/50	420	409,487
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	3,100	3,857,194

		23,307,163

Michigan — 3.1%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(b)	5,320	5,497,906
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,021
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,295,163
Michigan Finance Authority, RB
Series S, 5.00%, 11/01/44	1,555	1,786,361
Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(b)	240	247,497
Series C-1, Senior Lien, 5.00%, 07/01/22(b)	455	469,462
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,560	6,500,602
4.00%, 11/15/46	570	624,189
Series A, 4.00%, 12/01/49	590	663,889
Michigan State Hospital Finance Authority, Refunding RB
5.00%, 11/15/47	215	266,058
Series C, 4.00%, 06/01/22(b)	2,100	2,146,246
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	1,690	1,837,427
Series A, 4.15%, 10/01/53	940	1,009,503
Series A, 2.70%, 10/01/56	2,655	2,610,834
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 4.00%, 06/01/49	80	83,070
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	730	898,649
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,795	2,106,538

		28,048,415

Minnesota — 1.2%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	974,598
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	661,323

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	$425	$446,305
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,185,112
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	4,166,635
Series A, 5.25%, 02/15/53	1,500	1,776,977
Series A, 5.25%, 02/15/58	520	616,083
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	629,741
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	341,738
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	411,548

		11,210,060

Mississippi — 1.0%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	400	401,553
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,995,976
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(b)	2,000	2,172,612
State of Mississippi, RB
Series A, 5.00%, 10/15/37	330	401,043
Series A, 4.00%, 10/15/38	1,650	1,871,504

		8,842,688

Missouri — 1.2%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	300	302,666
4.00%, 06/01/53	2,075	2,311,610
Series A, 5.00%, 10/01/23(b)	500	546,143
Series A, 5.00%, 06/01/42	540	641,697
Series C-2, 5.00%, 10/01/34	1,000	1,084,331
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	305	323,044
Series A, 4.00%, 07/01/46	1,670	1,934,079
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	615	686,506
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	900	900,000
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	1,150	1,100,625
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	1,200	1,135,268

		10,965,969

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	85	89,362
Series B-2, 3.60%, 12/01/47	135	141,412

		230,774

Nebraska — 0.3%
Central Plains Energy Project, RB 5.25%, 09/01/37	575	597,954

Security	Par (000)	Value

Nebraska (continued)
Central Plains Energy Project, RB (continued) 5.00%, 09/01/42	$600	$622,840
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	400	456,959
Nebraska Public Power District Refunding RB
Series A, 5.00%, 01/01/32	250	251,949
Series A, 4.00%, 01/01/44	400	402,527

		2,332,229

Nevada — 1.3%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	760,062
City of Las Vegas Nevada Special Improvement District No.809, SAB, 5.65%, 06/01/23	195	195,803
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	1,570	1,736,414
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,369,816
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,091,861
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	1,205	1,474,039
Series A, 5.00%, 06/01/37	3,000	3,670,083
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	285	330,218
5.00%, 07/01/45	350	399,531
5.00%, 07/01/51	380	429,443

		11,457,270

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB(a)
Series A, 3.63%, 07/01/43(e)	430	455,511
Series B, 4.63%, 11/01/42	2,095	2,182,030
Series B, AMT, 3.75%, 07/01/45(e)	395	416,879
Series C, AMT, 4.88%, 11/01/42	1,140	1,191,975
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	800	842,301

		5,088,696

New Jersey — 10.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,399,473
5.25%, 11/01/44	1,885	2,053,069
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,195	1,374,698
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	460	568,290
4.00%, 11/01/38	370	418,133
4.00%, 11/01/39	295	331,711
5.00%, 06/15/49	1,670	2,001,557
Series A, 5.00%, 06/15/47	2,500	2,947,955
Series B, 4.50%, 06/15/40	1,270	1,489,716
Series EEE, 5.00%, 06/15/43	160	192,997
Series EEE, 5.00%, 06/15/48	2,705	3,234,571
Series LLL, 5.00%, 06/15/34	365	452,870
Series UU, 5.00%, 06/15/24(b)	80	89,661
Series UU, 5.00%, 06/15/40	345	376,714
Series WW, 5.00%, 06/15/36	210	238,598
AMT, 5.13%, 09/15/23	1,300	1,353,877
AMT, (AGM), 5.00%, 01/01/31	790	857,494
AMT, (AGM), 5.13%, 07/01/42	200	216,130

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.38%, 01/01/43	$3,000	$3,290,727
Series B, AMT, 5.63%, 11/15/30	660	723,171
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,218,106
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	5,000	5,512,935
5.75%, 04/01/31	2,675	2,852,928
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	1,450	1,696,590
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	300	327,535
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 10/01/37	685	803,790
Series A, 5.00%, 07/01/22(b)	500	515,902
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	680	721,222
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,200	1,303,070
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/46	2,070	2,488,417
Series AA, 4.13%, 06/15/39	1,040	1,188,350
Series AA, 5.50%, 06/15/39	3,510	3,769,449
Series AA, 5.00%, 06/15/44	1,835	1,964,289
Series AA, 5.00%, 06/15/45	1,325	1,536,520
Series AA, 5.00%, 06/15/46	400	446,220
Series AA, 3.00%, 06/15/50	130	133,804
Series BB, 4.00%, 06/15/50	1,980	2,200,946
Series BB, 5.00%, 06/15/50	3,720	4,424,921
Series S, 5.25%, 06/15/43	2,810	3,460,754
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,000	712,127
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	510	576,739
Series A, 5.00%, 12/15/32	1,600	1,958,277
Series A, 5.00%, 12/15/36	720	872,600
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(b)	715	737,731
Series A, 4.00%, 01/01/42	845	981,255
Series A, 4.00%, 01/01/48	270	303,705
Series A, 5.00%, 07/01/22	1,120	1,155,607
Series E, 5.00%, 01/01/45	4,450	4,986,367
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/35	625	735,097
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	275	307,613
State of New Jersey, GO
Series A, 4.00%, 06/01/31	925	1,120,818
Series A, 3.00%, 06/01/32	935	1,039,621
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,340	1,605,398
Series A, 4.00%, 06/01/37	500	564,736

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$4,955	$5,930,927
Sub-Series B, 5.00%, 06/01/46	10,110	11,636,812

		95,402,590

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	221,623
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	450	510,307

		731,930

New York — 11.5%
City of New York, GO
Series A -1, 4.00%, 08/01/50	10,000	11,546,140
Series C, 5.00%, 08/01/42	805	1,010,191
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,610,425
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	815	815,934
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(b)	1,565	1,567,750
Series A-1, 5.25%, 11/15/39	1,000	1,073,320
Series B, 5.25%, 11/15/38	2,970	3,261,823
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,950	2,282,001
Series C-1, 5.00%, 11/15/50	370	438,555
Series C-1, 5.25%, 11/15/55	1,040	1,253,151
Series C-1, 5.00%, 11/15/56	2,670	3,022,883
Series C-1, 5.25%, 11/15/56	10	11,563
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,000	1,125,899
Series A, 4.00%, 07/01/50	770	883,925
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,505	1,526,245
Series F-1, (FHA), 2.40%, 11/01/46	7,050	6,710,669
Series F-1, (FHA), 2.50%, 11/01/51	4,860	4,776,889
Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	1,200	1,182,569
Series I-1, (FHA 542 (C)), 2.65%, 11/01/50	3,205	3,158,534
Series I-1, (FHA 542 (C)), 2.70%, 11/01/55	950	937,761
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	775	801,611
3.00%, 03/01/49	605	616,710
Series A, Class A, (AGM), 3.00%, 01/01/37	155	166,736
Series A, Class A, (AGM), 3.00%, 01/01/39	155	166,096
Series A, Class A, (AGM), 3.00%, 01/01/40	110	117,505
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,050	1,061,772
Series C, Subordinate, 4.00%, 05/01/45	1,615	1,859,285
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	310	360,449
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,067,556
New York Counties Tobacco Trust IV, Refunding RB Series A, 5.00%, 06/01/38	1,410	1,411,438

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Counties Tobacco Trust IV, Refunding RB (continued)
Series A, 6.25%, 06/01/41(a)	$3,200	$3,245,219
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	500	565,450
New York Liberty Development Corp., Refunding RB 2.88%, 11/15/46	9,305	9,323,117
Series 1, Class 1, 5.00%, 11/15/44(a)	6,005	6,559,268
Series 2, Class 2, 5.15%, 11/15/34(a)	420	469,280
Series 2, Class 2, 5.38%, 11/15/40(a)	1,450	1,622,733
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	670	766,986
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,305	1,600,560
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	1,605	1,549,674
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	938,660
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	5,700	6,502,019
Series A, 3.00%, 03/15/50	930	964,924
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	790,519
AMT, 5.00%, 10/01/40	1,825	2,222,536
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,075	1,251,013
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	1,190	1,263,343
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	710	819,637
Series A, 5.00%, 11/15/54	610	759,984
Series A, 5.00%, 11/15/56	2,480	3,109,315
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	623,289
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	456	497,436
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	365	394,948

		103,665,295

North Carolina — 0.9%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	5,740	6,106,763
North Carolina Medical Care Commission, RB 4.00%, 11/01/52	400	451,344
Series A, 4.00%, 10/01/50	115	127,404
Series A, 5.00%, 10/01/50	305	361,563
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	550	827,866

		7,874,940

North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	695	821,098

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	210	240,583
Series A-2, Class 1, 4.00%, 06/01/38	210	239,251
Series A-2, Class 1, 4.00%, 06/01/39	210	238,550
Series A-2, Class 1, 3.00%, 06/01/48	1,505	1,507,277

Security	Par (000)	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Refunding RB (continued)
Series A-2, Class 1, 4.00%, 06/01/48	$550	$608,193
Series B-2, Class 2, 5.00%, 06/01/55	10,715	12,040,660
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,040,022
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	345,889
Series A, 6.13%, 07/01/22(b)	820	852,134
Series A, 4.00%, 12/01/49	365	417,162
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	1,220,528
Series A, 3.75%, 08/15/50	755	822,297
County of Montgomery Ohio, Refunding RB
4.00%, 11/15/42	655	735,772
4.00%, 08/01/46(i)	2,525	2,893,428
4.00%, 08/01/51	810	932,794
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,192,719
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,335	1,531,358
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	80	85,036
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,470	2,620,793
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,099,640
State of Ohio, Refunding RB
Series A, 5.00%, 01/15/41	1,500	1,513,220
Series A, 4.00%, 01/15/50	2,250	2,521,258

		35,698,564

Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	830,432
Oklahoma Development Finance Authority, RB
Series B, 5.25%, 08/15/48	1,460	1,756,345
Series B, 5.50%, 08/15/57	625	760,661
Oklahoma State University, RB, Series A, 4.00%, 09/01/46	500	590,898
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	1,780	2,008,977
Series C, 4.00%, 01/01/42	1,420	1,610,172

		7,557,485

Oregon — 1.0%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	510	285,281
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,210	1,375,464
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTY), 0.00%, 06/15/38(c)	530	327,662
Oregon Health & Science University, RB
Series A, 4.00%, 07/01/37	675	762,859
Series A, 5.00%, 07/01/42	600	714,830
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,661,163
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,290	1,567,598

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTY), 0.00%, 06/15/40(c)	$1,980	$1,219,321
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	140	144,623
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39(a)	650	765,286

		8,824,087

Pennsylvania — 5.2%
Altoona Area School District, GO, (BAM, SAW), 5.00%, 12/01/25(b)	110	129,474
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	2,500	2,685,145
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,423,638
Commonwealth Financing Authority, RB
5.00%, 06/01/33	335	408,195
5.00%, 06/01/34	750	912,369
(AGM), 4.00%, 06/01/39	1,365	1,543,658
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	420	470,474
Delaware River Port Authority, RB, 4.50%, 01/01/32	1,500	1,631,070
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	795	817,991
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	950	1,102,253
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	806,198
Series A, 5.00%, 09/01/43	905	1,094,129
Series A, 5.00%, 09/01/48	980	1,178,322
Series A, 4.00%, 09/01/49	1,380	1,526,419
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	534,117
AMT, 5.00%, 12/31/38	390	458,262
AMT, 5.00%, 06/30/42	2,455	2,826,606
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	2,012,680
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	100	94,599
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	1,680	1,919,595
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, AMT, 3.65%, 10/01/42	1,000	1,062,232
Series 128B, AMT, 3.85%, 04/01/38	965	1,052,474
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, AMT, 3.50%, 10/01/36	1,075	1,095,753
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,549,977
Series C, 5.00%, 12/01/23(b)	1,305	1,431,809
Series C, 5.00%, 12/01/43	415	451,103
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,396,581
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,524,675
Series A, Subordinate, 4.00%, 12/01/49	1,075	1,201,611
Series A, Subordinate, 4.00%, 12/01/50	610	683,325

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	$1,250	$1,489,975
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,462,199
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(i)	1,870	2,131,187
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	1,048,832
(SAW), 5.00%, 03/01/43	590	713,575
Swarthmore Borough Authority, RB, 5.00%, 09/15/48	1,900	2,333,762
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,536,800

		46,741,064

Puerto Rico — 5.6%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,115	1,142,383
5.63%, 05/15/43	1,200	1,213,818
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,505	4,648,223
Series A, Senior Lien, 5.13%, 07/01/37	1,270	1,311,407
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,061	10,078,514
Series A-1, Restructured, 5.00%, 07/01/58	17,440	19,689,063
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,750,273
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,336,498
Series B-1, Restructured, 4.75%, 07/01/53	425	471,149
Series B-2, Restructured, 4.78%, 07/01/58	412	458,706
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	18,474	6,017,019
Series A-1, Restructured, 0.00%, 07/01/51	1,442	339,715

		50,456,768

Rhode Island — 1.9%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,155	1,306,443
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA INS), 4.13%, 10/01/49	480	491,871
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	915	950,891
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,000	1,122,639
Series A, 5.00%, 06/01/40	2,050	2,278,528
Series B, 4.50%, 06/01/45	6,005	6,421,405
Series B, 5.00%, 06/01/50	4,500	4,928,269

		17,500,046

South Carolina — 4.4%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,000	1,078,435
Series A, AMT, 6.00%, 07/01/38	1,695	1,841,933
Series A, AMT, 5.50%, 07/01/41	1,000	1,076,664
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	348,133
4.38%, 11/01/49	470	516,721

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	$3,705	$4,045,716
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	485	516,768
5.00%, 04/01/44	200	227,346
4.00%, 04/01/49	200	214,365
5.00%, 04/01/49	270	302,711
4.00%, 04/01/54	210	224,530
5.00%, 04/01/54	490	547,661
5.00%, 01/01/55(a)	845	879,223
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,342,688
Series A, 5.00%, 05/01/43	1,680	1,997,930
Series A, 4.25%, 05/01/48	1,445	1,602,180
Series A, 5.00%, 05/01/48	3,030	3,575,442
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	1,650	1,929,599
AMT, 5.00%, 07/01/55	710	831,372
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,450	4,961,670
Series E, 5.00%, 12/01/48	440	476,478
Series E, 5.50%, 12/01/53	2,500	2,736,178
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/36	175	205,881
Series A, 5.00%, 12/01/50	1,035	1,168,989
Series E, 5.25%, 12/01/55	4,685	5,388,453

		40,037,066

South Dakota — 0.2%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(b)	740	857,871
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	791,815

		1,649,686

Tennessee — 1.6%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	3,650	3,862,408
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	129,411
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	960,952
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	423,173
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	800	825,698
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40.	1,530	1,779,961
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	230	253,503

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB (continued)
Series A, 5.25%, 10/01/58	$2,860	$3,412,303
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,844,010

		14,491,419

Texas — 5.9%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	59,903
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	1,555	1,741,452
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	430	453,590
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	440	493,779
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,569,911
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	2,340	2,495,179
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	225	225,968
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	150,982
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	1,175	1,434,633
Series A, AMT, 5.00%, 07/01/27	125	144,712
Sub-Series A, AMT, 4.00%, 07/01/47	690	775,461
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	1,042,114
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)	2,200	2,200,000
El Paso Independent School District, GO, (PSF), 4.00%, 08/15/43	890	1,020,578
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	565	609,353
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(c)	11,690	4,684,499
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF), 0.00%, 08/15/24(b)	370	218,166
Series D, (PSF), 0.00%, 08/15/35	3,630	2,124,316
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,240	2,403,303
Midland County Fresh Water Supply District No.1, RB, CAB(c)
Series A, 0.00%, 09/15/38	10,760	5,581,524
Series A, 0.00%, 09/15/40	2,525	1,156,687
Series A, 0.00%, 09/15/41	1,395	606,942
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(b)	145	167,001
Series A, 5.00%, 08/15/50(a)	455	484,868
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	2,415	1,284,109

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	$3,165	$3,564,043
Series A, 5.00%, 01/01/48	1,060	1,266,980
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	1,820	1,943,214
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,355	1,387,630
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	945	1,144,311
Tarrant County Cultural Education Facilities Finance Corp., RB
Series B, 5.00%, 07/01/35	1,500	1,845,186
Series B, 5.00%, 07/01/48	3,330	3,997,332
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	272,985
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	170	182,310
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,095	1,292,087
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,085	1,241,973
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/35	270	167,574
0.00%, 08/01/36	145	85,368
0.00%, 08/01/37	195	108,595
0.00%, 08/01/38	200	105,530
0.00%, 08/01/39	1,000	500,054
0.00%, 08/01/43	795	319,320
0.00%, 08/01/44	870	330,136
0.00%, 08/01/45	1,135	408,266

		53,291,924

Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	530	632,148
County of Utah, RB
Series A, 4.00%, 05/15/43	155	178,837
Series A, 3.00%, 05/15/50	710	730,548
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	665	778,099
Series A, AMT, 5.00%, 07/01/48	640	756,839
Utah Charter School Finance Authority, RB
(UT), 5.00%, 10/15/48	360	419,950
Series A, 5.00%, 06/15/39(a)	200	213,825
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(a)	150	171,489
(UT), 4.00%, 04/15/42	400	421,868
5.00%, 06/15/55(a)	385	432,733

		4,736,336

Vermont — 0.3%
University of Vermont and State Agricultural College, Refunding RB
4.00%, 10/01/37	500	545,386
5.00%, 10/01/43	1,470	1,775,351
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	295	309,775

		2,630,512

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	490	493,040

Security	Par (000)	Value

Virginia (continued)
Hanover County Economic Development Authority, Refunding RB, Series A, 5.00%, 07/01/47	$970	$983,912
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	160	176,848
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	940	947,426
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	660,299
4.00%, 09/01/48	375	402,139
Virginia Housing Development Authority, RB, M/F Housing Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50	840	813,041
Series B, 4.00%, 06/01/53	385	410,163
Series D, 3.90%, 10/01/48	1,430	1,530,212
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(e)	470	491,977
AMT, 5.00%, 12/31/52	2,330	2,719,264
AMT, Senior Lien, 5.25%, 01/01/32	950	978,116
AMT, Senior Lien, 6.00%, 01/01/37	3,900	4,032,877

		14,639,314

Washington — 2.3%
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(b)	1,555	1,834,769
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	459,293
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,706,799
Series C, AMT, 5.00%, 04/01/40	930	1,034,508
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,717,374
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,233,202
Series B, 5.00%, 07/01/37	3,910	4,816,850
Series B, 5.00%, 07/01/38	650	800,151
State of Washington, GO, Series C, 5.00%, 02/01/36	1,300	1,590,632
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	2,820	3,000,694
Washington Health Care Facilities Authority, Refunding RB
5.00%, 09/01/55	285	346,418
Series A, 4.00%, 08/01/44	250	280,077
Washington State Housing Finance Commission, Refunding RB(a)
5.00%, 01/01/38	600	700,838
5.00%, 01/01/43	900	1,044,211

		20,565,816

West Virginia — 0.9%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	3,190,809
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	4,055	4,718,313

		7,909,122

Wisconsin — 1.2%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	100	114,460
Series A, 5.00%, 07/15/39(a)	100	111,265
Series A, 5.00%, 10/15/40(a)	425	466,946
Series A, 5.00%, 11/15/41	270	325,197
Series A, 5.00%, 07/15/49(a)	245	268,992

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 10/15/50(a)	$540	$583,773
Series A, 5.00%, 07/15/54(a)	115	125,876
Series A, 5.00%, 07/01/55(a)	300	323,339
Series A, 5.00%, 10/15/55(a)	560	602,660
Series A-1, 4.50%, 01/01/35(a)	230	251,658
Series A-1, 5.00%, 01/01/55(a)	305	333,775
Public Finance Authority, Refunding RB
5.00%, 09/01/49(a)	165	176,976
5.00%, 09/01/54(a)	130	139,129
Series A, 4.00%, 10/01/49	2,000	2,211,980
Series A, 5.00%, 11/15/49	335	380,522
AMT, 4.00%, 08/01/35	280	281,858
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,465,196
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	480	499,591
Series A, 4.45%, 05/01/57	575	620,300
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	738,578

		11,022,071

Wyoming — 0.0%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(b)	330	401,171

Total Municipal Bonds — 118.9% (Cost: $972,988,267)		1,075,094,037

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	915	1,037,934

California — 2.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(k)	3,896	4,378,804
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(k)	1,451	1,779,325
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	8,384	9,876,199
Series A, 5.00%, 10/01/43	2,775	3,271,644

		19,305,972

Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB(k)
Series A, AMT, 5.25%, 12/01/43	1,901	2,323,815
Series A, AMT, 5.25%, 12/01/48	1,664	2,025,520
Colorado Health Facilities Authority, Refunding RB(k)
Series A, 5.00%, 08/01/44	1,950	2,397,120
Series A, 4.00%, 08/01/49	2,490	2,762,277
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	4,650	5,089,802

		14,598,534

Security	Par (000)	Value

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$5,687	$6,587,958

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,300	1,423,386
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,299	1,467,685
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,992	3,559,203

		6,450,274

Florida — 1.4%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,531,961
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,932	2,128,824
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,350	2,633,109
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	1,771	1,955,098
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(k)	3,543	3,981,076

		12,230,068

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,647	4,072,113
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,041	1,108,761
Series A, 3.70%, 06/01/49	1,041	1,117,506

		6,298,380

Idaho — 0.2%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,700	1,929,155

Illinois — 1.1%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	480	481,692
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	5	5,738
Series C, 4.00%, 02/15/41	2,033	2,287,390
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	944,215
Series B, 5.00%, 01/01/40	3,329	3,862,757
Series C, 5.00%, 01/01/38	2,252	2,542,725

		10,124,517

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,579,421

Louisiana — 0.9%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	2,043	2,294,775
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,105	4,610,115
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,245	1,359,419

		8,264,309

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.7%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	$3,014	$3,558,222
Series A, 4.00%, 07/01/49	3,122	3,580,099
Maryland Stadium Authority, RB
5.00%, 05/01/42	1,740	2,105,202
5.00%, 05/01/47	4,894	5,959,434

		15,202,957

Massachusetts — 1.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	1,502	1,634,228
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,398,546
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	3,359	3,918,428
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-1, (FHA), 3.10%, 06/01/60	1,111	1,115,831

		9,067,033

Michigan — 2.0%
Michigan Finance Authority, RB(k)
4.00%, 02/15/47	5,486	6,265,437
Series A, 4.00%, 02/15/44	1,912	2,187,033
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,670	6,504,564
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,533,641
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	210	228,101

		17,718,776

Nevada — 0.3%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,260	2,715,532

New Jersey — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	17,235	19,835,153

New York — 9.5%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(k)	2,620	3,212,703
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,337,084
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(k)	1,757	1,758,867
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,970	3,254,108
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(k)	1,395	1,428,013
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 06/15/44(b)	4,993	5,023,964
Series BB, 4.00%, 06/15/47	3,660	3,793,297
Series CC, 5.00%, 06/15/23(b)	2,820	3,020,931
Series CC, 5.00%, 06/15/47	3,181	3,406,997
Series FF, 5.00%, 06/15/45	3,019	3,101,048
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	22,829	22,957,490
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(k)	12,111	12,135,062

Security	Par (000)	Value

New York (continued)
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	$947	$1,084,491
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,317	4,899,792
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,083	2,357,992
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	4,846	5,445,047
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	854	951,144
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,210	3,698,457

		85,866,487

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,550	6,508,169
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	695	744,958

		7,253,127

Ohio — 0.7%
Ohio State University, RB, 4.00%, 12/01/48	5,700	6,702,223

Pennsylvania — 2.4%
Commonwealth of Pennsylvania, GO(k)
1st Series, 4.00%, 03/01/36	1,559	1,789,452
1st Series, 4.00%, 03/01/38	3,650	4,177,106
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(k)	2,996	3,355,733
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(k)	2,596	3,009,351
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	4,018	4,855,380
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	1,640	1,973,887
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	2,533	2,882,654

		22,043,563

Rhode Island — 0.4%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	1,140	1,175,889
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	2,212,460

		3,388,349

South Carolina — 0.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(k)	1,665	1,844,428

Texas — 5.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,842	3,974,744
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	4,560	4,827,994
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,606,797
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	2,999	3,449,730
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,858	2,265,754

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Houston Community College System, GO, 4.00%, 02/15/43(b)	$4,394	$4,602,813
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,217,663
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	1,504	1,530,788
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21	4,060	4,060,000
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,794	3,885,534
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,790,745
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	4,456	4,776,580
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,389	1,495,575
Series A, (GNMA), 3.00%, 09/01/45	905	938,604
Series A, (GNMA), 3.75%, 09/01/49	1,191	1,283,136
Series A, (GNMA), 3.00%, 03/01/50	905	938,604
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	5,020	5,765,258

		49,410,319

Virginia — 1.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(k)	2,320	2,759,428
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,388,733
Series A, Senior Lien, 5.50%, 07/01/57(k)	1,338	1,642,690
Series A, Senior Lien, 4.00%, 07/01/60(k)	2,175	2,501,261
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	6,032,648

		15,324,760

Washington — 0.6%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	1,446	1,584,336
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	3,717	3,742,975

		5,327,311

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	1,511	1,673,311

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,059	2,284,642
4.00%, 12/15/49(k)	2,140	2,403,919
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,463,143

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, RB, M/F Housing (continued)
Series A, 4.30%, 11/01/53	$1,395	$1,501,856
Series A, 4.45%, 05/01/57	1,678	1,828,929

		9,482,489

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.9% (Cost: $341,204,507)		361,262,340

Total Long-Term Investments — 158.8% (Cost: $1,314,192,774)		1,436,356,377

	Shares

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(l)(m)	13,060,788	13,062,094

Total Short-Term Securities — 1.4% (Cost: $13,062,094)		13,062,094

Total Investments — 160.2% (Cost: $1,327,254,868)		1,449,418,471

Other Assets Less Liabilities — 1.0%		9,226,657

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8)%		(206,273,118)

VMTP Shares at Liquidation Value — (38.4)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$904,572,010

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	When-issued security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 2, 2022 to November 15, 2051, is $37,457,055. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,843,901	$5,219,081	(a)	$—	$(888)	$—	$13,062,094	13,060,788	$302	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	104	12/21/21	$13,588	$236,824
U.S. Long Bond	80	12/21/21	12,865	125,628
5-Year U.S. Treasury Note	76	12/31/21	9,249	122,747

				$485,199

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$485,199	$—	$485,199

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,203,042)	$—	$(2,203,042)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$725,080	$—	$725,080

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,693,860

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,075,094,037	$—	$1,075,094,037
Municipal Bonds Transferred to Tender Option Bond Trusts	—	361,262,340	—	361,262,340
Short-Term Securities
Money Market Funds	13,062,094	—	—	13,062,094

	$13,062,094	$1,436,356,377	$—	$1,449,418,471

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$485,199	$—	$—	$485,199

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(206,226,045)	$—	$(206,226,045)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(554,026,045)	$—	$(554,026,045)

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$805	$877,863
Series D, Sub Lien, 6.00%, 10/01/42	3,575	4,035,993

		4,913,856

Arizona — 0.7%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	90	102,849
5.00%, 05/15/56	360	402,520
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,685	1,839,809

		2,345,178

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	2,455	2,671,487

California — 5.1%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,095	3,195,135
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	890	956,720
Series A, 4.00%, 04/01/45	390	439,708
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,620,025
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	154,680
Series A, 5.25%, 08/15/49	370	391,955
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	225	264,718
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,495	1,556,186
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	775	842,961
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	345	449,960
Series A, AMT, 5.00%, 05/15/32	410	530,967
Series A, AMT, 5.00%, 05/15/33	405	522,594
Series A, AMT, 5.00%, 05/15/38	290	366,127
Series A, AMT, 5.00%, 05/15/39	310	390,928
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	2,745	2,811,849
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/42(b)	2,000	1,218,064
State of California, Refunding GO, 3.00%, 12/01/46	500	532,523
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	360	401,078

		16,646,178

Colorado — 1.7%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,705	2,176,942

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	$1,765	$1,985,004
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,275	1,460,365

		5,622,311

Connecticut — 0.2%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	330	388,818
Series A, 4.00%, 05/01/39	210	244,682

		633,500

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,165	1,312,011

District of Columbia — 6.8%
District of Columbia, Refunding RB
5.00%, 04/01/35	435	518,258
5.00%, 10/01/48	2,315	2,756,621
Series A, 6.00%, 07/01/23(c)	240	262,403
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	340	397,480
Series A, AMT, 4.00%, 10/01/38	340	397,165
Series A, AMT, 4.00%, 10/01/39	505	589,224
Series A, AMT, 4.00%, 10/01/40	410	477,195
Series A, AMT, 4.00%, 10/01/41	380	441,471
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,010	2,042,331
Series B, Subordinate, 4.00%, 10/01/49	765	852,103
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(b)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	6,590	5,107,224
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	4,830	3,618,351
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	6,515	4,722,332

		22,182,158

Florida — 5.8%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	195	241,472
Series A-1, 5.00%, 10/01/33	215	265,067
Series A-1, 5.00%, 10/01/34	215	264,096
Series A-1, 5.00%, 10/01/35	75	91,834
Celebration Pointe Community Development District, SAB(a)
5.00%, 05/01/32	450	492,340
5.00%, 05/01/48	1,120	1,198,597
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,404,756
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,506,667
County of Lee Florida Airport Revenue, RB, Series B, 5.00%, 10/01/46	1,275	1,575,862
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	325	382,136
Series A, 4.00%, 10/01/38	325	381,168
Series A, 4.00%, 10/01/39	240	280,989

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(a)
Series A, 5.00%, 06/15/40	$215	$247,154
Series A, 5.00%, 06/15/50	720	814,151
Series A, 5.00%, 06/15/55	435	491,533
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,649,193
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	435	548,082
Series A, 5.00%, 10/01/50	650	809,235
Village Community Development District No.10, SAB, 5.13%, 05/01/43	2,030	2,084,855
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,750	2,110,764

		18,839,951

Georgia — 4.9%
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	5,000	5,315,480
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	515	598,440
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	720	714,649
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,911,837
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	490	658,206
Series A, 5.00%, 05/15/36	490	664,800
Series A, 5.00%, 05/15/37	540	739,281
Series A, 5.00%, 05/15/38	295	407,669
Series A, 5.00%, 05/15/49	985	1,419,301
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,716,596
Municipal Electric Authority of Georgia, Refunding RB
Series A, 4.00%, 01/01/51	225	256,089
Sub-Series A, 4.00%, 01/01/49	610	672,174

		16,074,522

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	892,202

Illinois — 10.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,465	1,623,460
Series D, 5.00%, 12/01/46	1,915	2,082,577
Series H, 5.00%, 12/01/36	450	526,257
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,696,488
Series F, 5.00%, 12/01/24	615	693,778
Series G, 5.00%, 12/01/34	450	525,992
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	935	1,086,090
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	1,050	1,054,306
City of Chicago Illinois Special Assessment Revenue, SAB, 6.75%, 12/01/32	762	763,868
City of Chicago Illinois Waterworks Revenue, Refunding RB
2nd Lien, (AGM), 5.25%, 11/01/33	260	260,917
2nd Lien, 5.00%, 11/01/42	915	952,826

Security	Par (000)	Value

Illinois (continued)
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	$805	$874,108
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	264,639
Series A, 5.00%, 02/15/50	130	145,767
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,290	1,611,059
Series C, 5.00%, 01/01/37	2,800	3,163,532
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	870	1,004,517
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,340	1,483,028
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	5,175	2,883,841
Regional Transportation Authority, RB, Series A, (NPFGC), 6.70%, 11/01/21	910	910,325
State of Illinois, GO
5.00%, 02/01/39	1,540	1,671,151
Series A, 5.00%, 04/01/35	3,000	3,172,926
Series A, 5.00%, 04/01/38	3,490	3,691,171
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	1,081,449
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,045	1,049,372

		34,273,444

Indiana — 2.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	868,551
AMT, 7.00%, 01/01/44	1,905	2,098,333
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	1,880	2,020,668
Series A, AMT, 5.25%, 07/01/23	405	437,122
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,337,480

		6,762,154

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(d)	2,810	3,057,991

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	995	1,052,925
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,491,600
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(e)	1,200	1,456,815

		4,001,340

Louisiana — 1.7%
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 12/15/50	2,000	2,201,866
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	315	315,694
Series A, 5.25%, 05/15/32	1,110	1,136,062
Series A, 5.25%, 05/15/33	1,205	1,233,185
Series A, 5.25%, 05/15/35	505	537,615

		5,424,422

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	$420	$504,751
Series B, (NPFGC), 7.00%, 07/01/22(f)	370	386,554
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	1,755	1,691,265

		2,582,570

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB(a)
4.00%, 10/01/32	215	231,433
4.13%, 10/01/42	470	504,439
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	558,227
Series C-1, 3.25%, 12/01/54	2,030	2,062,271
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	1,110	1,381,124

		4,737,494

Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	4,425	4,572,976
Michigan Finance Authority, Refunding RB
5.00%, 12/01/48	2,000	2,428,516
Series A, 4.00%, 12/01/49	810	911,440
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	950	934,197
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	990	1,218,716
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,070	1,255,708

		11,321,553

Minnesota — 1.4%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	2,214,896
Series A, 5.25%, 02/15/53	2,045	2,422,611

		4,637,507

Mississippi — 3.1%
County of Lowndes Mississippi, Refunding RB, Series A, 6.80%, 04/01/22	3,000	3,078,420
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,000	1,215,281
Series A, 4.00%, 10/15/38	5,000	5,671,225

		9,964,926

Missouri — 3.1%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,885	3,213,974
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	245	259,494
5.00%, 09/01/48	2,610	3,092,424

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB (continued)
Series A, 4.00%, 07/01/46	$595	$689,088
Series C, 5.00%, 11/15/47	2,570	3,025,633

		10,280,613

Nebraska — 0.7%
Central Plains Energy Project, RB
5.25%, 09/01/37	825	857,933
5.00%, 09/01/42	1,445	1,500,007

		2,357,940

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,609,182
Series C, AMT, 4.88%, 11/01/42	805	841,702

		2,450,884

New Jersey — 14.2%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,853,058
5.25%, 11/01/44	1,525	1,660,971
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,655	1,903,871
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	510	576,345
4.00%, 11/01/39	405	455,400
5.00%, 06/15/49	2,295	2,750,642
Series EEE, 5.00%, 06/15/48	3,690	4,412,410
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,637,549
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,388,994
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	1,270	1,359,443
Series BB, 5.00%, 06/15/50	4,120	4,900,719
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	740	763,526
Series A, 4.00%, 01/01/42	730	847,711
Series E, 5.00%, 01/01/45	2,615	2,930,191
State of New Jersey, GO
Series A, 4.00%, 06/01/31	560	678,549
Series A, 3.00%, 06/01/32	1,300	1,445,462
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	628,403
Sub-Series B, 5.00%, 06/01/46	13,345	15,360,362

		46,553,606

New York — 17.7%
City of New York, GO, Series C, 5.00%, 08/01/42	1,115	1,399,209
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,973,900
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,854,857
Series C-1, 5.00%, 11/15/50	515	610,421
Series C-1, 5.25%, 11/15/55	760	915,764

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	$520	$585,467
Series A, 4.00%, 07/01/50	1,065	1,222,571
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,055	1,069,892
Series F-1, (FHA), 2.40%, 11/01/46	2,530	2,408,226
Series F-1, (FHA), 2.50%, 11/01/51	1,745	1,715,159
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	215	231,280
Series A, Class A, (AGM), 3.00%, 01/01/39	215	230,391
Series A, Class A, (AGM), 3.00%, 01/01/40	150	160,234
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,960	1,981,974
Series C, Subordinate, 4.00%, 05/01/45	1,080	1,243,361
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	430	499,978
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,905	1,906,943
Series A, 6.25%, 06/01/41(a)	1,800	1,825,436
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	10,735	10,795,245
New York Liberty Development Corp., Refunding RB
2.88%, 11/15/46	3,365	3,371,552
Series 1, Class 1, 5.00%, 11/15/44(a)	2,860	3,123,981
Series 2, Class 2, 5.15%, 11/15/34(a)	340	379,893
Series 2, Class 2, 5.38%, 11/15/40(a)	850	951,257
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,780	2,183,140
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	7,895	9,005,866
Series A, 3.00%, 03/15/50	1,285	1,333,256
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	432,315
AMT, 5.00%, 10/01/40	1,000	1,217,828
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	985	1,137,102
Series A, 5.00%, 11/15/54	840	1,046,536
Series A, 5.00%, 11/15/56	885	1,109,574

		57,922,608

North Carolina — 0.9%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	2,055	2,186,306
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	530	797,762

		2,984,068

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	950	1,122,364

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	285	326,506
Series A-2, Class 1, 4.00%, 06/01/38	285	324,697
Series A-2, Class 1, 4.00%, 06/01/39	285	323,746
Series A-2, Class 1, 4.00%, 06/01/48	755	834,884

Security	Par (000)	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Refunding RB (continued)
Series B-2, Class 2, 5.00%, 06/01/55	$2,725	$3,062,137
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	400	477,089
Series A, 6.13%, 07/01/22(c)	660	685,865
Series A, 4.00%, 12/01/49	505	577,169
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	590	663,697
Series A, 3.75%, 08/15/50	1,040	1,132,700
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	915	1,048,509
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	730	837,372
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	302,401

		10,596,772

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	1,155	1,405,701
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	2,313,710
Series C, 4.00%, 01/01/42	1,950	2,211,152

		5,930,563

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,680	1,909,735
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,795	2,181,270

		4,091,005

Pennsylvania — 3.7%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	185	209,842
Subordinate, 5.13%, 05/01/32	230	269,625
Subordinate, 5.38%, 05/01/42	435	501,290
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	635	653,364
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	1,300	1,508,346
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	1,220	1,474,958
Series A, 4.00%, 09/01/49	555	613,886
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	978,662
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,093,503
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,305	2,633,730
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,241,105
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	675	769,279

		11,947,590

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	675	691,577
5.63%, 05/15/43	690	697,945

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	$2,430	$2,507,255
Series A, Senior Lien, 5.13%, 07/01/37	695	717,660
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	2,049,961
Series A-1, Restructured, 5.00%, 07/01/58	6,807	7,684,831
Series A-2, Restructured, 4.33%, 07/01/40	85	93,211
Series A-2, Restructured, 4.78%, 07/01/58	2,941	3,276,892
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/46	3,564	1,160,802
Series A-1, Restructured, 0.00%, 07/01/51	1,971	464,340

		19,344,474

Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	920,564
Series B, 4.50%, 06/01/45	2,645	2,828,412
Series B, 5.00%, 06/01/50	2,945	3,225,279

		6,974,255

South Carolina — 5.7%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	2,505	2,918,759
5.00%, 11/15/47	1,350	1,559,305
Series A, 5.00%, 05/01/48	3,060	3,610,843
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,890,589
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,615,125
Series E, 5.25%, 12/01/55	1,735	1,995,510

		18,590,131

Tennessee — 1.0%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	995	1,052,903
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	180,051
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	802,727
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	955	1,139,423

		3,175,104

Texas — 5.8%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,160	2,418,995
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	839,419
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,416,048
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	810,728
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	695,044

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	$455	$490,718
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	1,980	1,945,904
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	925	1,043,858
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,507,584
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,545	5,455,818
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,083,068
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,140	1,304,931

		19,012,115

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	215	248,064
Series A, 3.00%, 05/15/50	985	1,013,507
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	915	1,070,617
Series A, AMT, 5.00%, 07/01/48	875	1,034,741

		3,366,929

Virginia — 1.8%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,160	1,257,425
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/48	820	868,037
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	1,615	1,662,797
AMT, Senior Lien, 6.00%, 01/01/37	1,940	2,006,098

		5,794,357

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,700,994
Series C, AMT, 5.00%, 04/01/40	755	839,842
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	2,290	2,436,734
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	380,905

		5,358,475

West Virginia — 0.5%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	1,455	1,693,007

Total Municipal Bonds — 128.0% (Cost: $382,471,785)		418,443,615

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(h)	3,056	3,435,677
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,621,862

		7,057,539

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	$2,253	$2,741,374

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,798	2,032,179

Georgia — 1.1%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,821	2,033,759
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,442	1,535,207

		3,568,966

Illinois — 1.1%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	6	7,004
Series C, 4.00%, 02/15/41	3,219	3,621,108

		3,628,112

Massachusetts — 2.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,043	2,222,550
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	5,335,359

		7,557,909

New Jersey — 2.2%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,241	7,182,797

New York — 8.9%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(h)	522	522,467
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(h)	6,440	6,453,328
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,308	1,497,630
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,956	6,759,898
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,884	3,264,912
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	6,617	7,434,259
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,989,874

		28,922,368

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	2,550	2,990,240

Ohio — 0.7%
Ohio State University, RB, 4.00%, 12/01/48	2,071	2,435,345

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,827,239

Security	Par (000)	Value

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	$1,530	$1,578,166

Texas — 5.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,831	1,894,214
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	2,520	2,668,102
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,030	2,066,564
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21	3,400	3,400,000
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	6,900	7,924,358

		17,953,238

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(h)	2,145	2,466,761
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,780	5,420,312

		7,887,073

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,833	3,142,765
4.00%, 12/15/49(h)	2,940	3,302,580

		6,445,345

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.1% (Cost: $99,133,048)		104,807,890

Total Long-Term Investments — 160.1% (Cost: $481,604,833)		523,251,505

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	1,719,176	1,719,348

Total Short-Term Securities — 0.5% (Cost: $1,719,348)		1,719,348

Total Investments — 160.6% (Cost: $483,324,181)		524,970,853

Other Assets Less Liabilities — 1.2%		3,821,031

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(62,001,793)

VMTP Shares at Liquidation Value — (42.8)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$326,790,091

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to November 15, 2051, is $10,609,108. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$655,154	$1,064,552	(a)	$—	$(272)	$(86)	$1,719,348	1,719,176	$45	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	40	12/21/21	$5,226	$91,086
U.S. Long Bond	32	12/21/21	5,146	50,251
5-Year U.S. Treasury Note	26	12/31/21	3,164	41,992

				$183,329

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Currency	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$183,329	$—	$183,329

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniVest Fund II, Inc. (MVT)

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Currency	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(856,039)	$—	$(856,039)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$274,931	$—	$274,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$13,846,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$418,443,615	$—	$418,443,615
Municipal Bonds Transferred to Tender Option Bond Trusts	—	104,807,890	—	104,807,890
Short-Term Securities
Money Market Funds	1,719,348	—	—	1,719,348

	$1,719,348	$523,251,505	$—	$524,970,853

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$183,329	$—	$—	$183,329

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(61,988,645)	$—	$(61,988,645)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(201,988,645)	$—	$(201,988,645)

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2021

	MUA	MUI	MHD	MVT

ASSETS
Investments, at value — unaffiliated(a)	$616,666,630	$972,730,902	$1,436,356,377	$523,251,505
Investments, at value — affiliated(b)	7,268,096	14,803,933	13,062,094	1,719,348
Cash	—	159,190	96,813	37,156
Cash pledged for futures contracts	—	630,000	486,000	189,000
Receivables:
Investments sold	2,214,808	1,364,022	222,657	515,000
Dividends — affiliated	32	59	57	11
Interest — unaffiliated	8,612,552	12,203,390	17,842,511	6,544,223
Variation margin on futures contracts	—	28,688	12,125	4,563
Deferred offering costs	67,565	—	—	—
Prepaid expenses	—	4,456	53,061	8,237

Total assets	634,829,683	1,001,924,640	1,468,131,695	532,269,043

ACCRUED LIABILITIES
Payables:
Investments purchased	3,780,522	23,773,313	5,014,688	1,814,184
Accounting services fees	110,545	156,019	252,463	101,279
Custodian fees	10,477	14,740	23,756	8,740
Income dividend distributions — Common Shares	1,868,027	2,067,998	3,228,086	1,249,792
Interest expense and fees	15,854	16,200	47,073	13,148
Investment advisory fees	293,944	457,705	672,659	225,598
Offering costs	77,586	—	—	—
Directors’ and Officer’s fees	2,916	422,960	70,292	2,028
Other accrued expenses	30,319	12,973	12,972	5,530
Professional fees	82,993	79,937	90,442	50,710
Reorganization costs	—	91,600	79,503	—
Transfer agent fees	13,461	10,721	16,703	9,301
Variation margin on futures contracts	—	14,035	25,003	9,997

Total accrued liabilities	6,286,644	27,118,201	9,533,640	3,490,307

OTHER LIABILITIES
TOB Trust Certificates	61,889,545	83,289,072	206,226,045	61,988,645
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	—	287,100,000	347,800,000	140,000,000

Total other liabilities	61,889,545	370,389,072	554,026,045	201,988,645

Total liabilities	68,176,189	397,507,273	563,559,685	205,478,952

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$566,653,494	$604,417,367	$904,572,010	$326,790,091

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$510,566,853	$543,452,912	$808,007,673	$290,342,381
Accumulated earnings	56,086,641	60,964,455	96,564,337	36,447,710

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$566,653,494	$604,417,367	$904,572,010	$326,790,091

Net asset value per Common Share	$14.86	$15.78	$16.95	$15.30

(a) Investments, at cost — unaffiliated	$565,550,921	$907,981,005	$1,314,192,774	$481,604,833
(b) Investments, at cost — affiliated	$7,268,096	$14,803,933	$13,062,094	$1,719,348
(c) Preferred Shares outstanding	—	2,871	3,478	1,400
(d) Preferred Shares authorized	—	15,671	8,478	8,400
(e) Par value per Preferred Share	—	$0.10	$0.10	$0.10
(f) Common Shares outstanding	38,144,590	38,296,266	53,356,788	21,363,961
(g) Common Shares authorized	200,000,000	199,984,329	199,991,522	199,991,600
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	MUA	MUI	MHD	MVT

INVESTMENT INCOME
Dividends — affiliated	$289	$261	$302	$45
Interest — unaffiliated	12,856,022	16,113,630	26,806,833	9,605,231

Total investment income	12,856,311	16,113,891	26,807,135	9,605,276

EXPENSES
Investment advisory	1,745,413	2,752,624	4,110,493	1,346,409
Offering	98,604	—	—	—
Professional	61,026	42,258	9,940	37,264
Accounting services	51,097	69,413	93,163	46,179
Transfer agent	27,054	21,876	28,501	14,666
Directors and Officer	18,695	46,795	35,242	11,428
Registration	6,398	6,779	4,342	4,378
Custodian	3,884	2,761	5,478	4,929
Reorganization	—	102,035	—	—
Miscellaneous	26,880	38,370	129,032	34,377

Total expenses excluding interest expense, fees and amortization of offering costs	2,039,051	3,082,911	4,416,191	1,499,630
Interest expense, fees and amortization of offering costs(a)	202,297	1,748,813	2,441,590	901,781

Total expenses	2,241,348	4,831,724	6,857,781	2,401,411
Less:
Fees waived and/or reimbursed by the Manager	(1,392)	(11,703)	(76,231)	(246)

Total expenses after fees waived and/or reimbursed	2,239,956	4,820,021	6,781,550	2,401,165

Net investment income	10,616,355	11,293,870	20,025,585	7,204,111

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,571,479	35,129	258,674	259,576
Investments — affiliated	(946)	(120)	(888)	(272)
Futures contracts	(624,554)	(199,749)	(2,203,042)	(856,039)

	2,945,979	(164,740)	(1,945,256)	(596,735)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	260,878	(11,439,135)	(17,943,501)	(5,881,440)
Investments — affiliated	—	—	—	(86)
Futures contracts	88,133	103,706	725,080	274,931

	349,011	(11,335,429)	(17,218,421)	(5,606,595)

Net realized and unrealized gain (loss)	3,294,990	(11,500,169)	(19,163,677)	(6,203,330)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$13,911,345	$(206,299)	$861,908	$1,000,781

(a)	Related to TOB Trusts and VMTP Shares.

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUA		MUI

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,616,355	$22,721,507	$11,293,870	$24,510,091
Net realized gain (loss)	2,945,979	2,825,504	(164,740)	(45,151)
Net change in unrealized appreciation (depreciation)	349,011	68,045,700	(11,335,429)	56,855,315

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,911,345	93,592,711	(206,299)	81,320,255

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,366,821)	(23,399,374)	(12,407,990)	(24,222,388)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	11,196,611	17,859,043	—	—
Reinvestment of common distributions	539,772	889,656	—	—

Net increase in net assets derived from capital share transactions	11,736,383	18,748,699	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	14,280,907	88,942,036	(12,614,289)	57,097,867
Beginning of period	552,372,587	463,430,551	617,031,656	559,933,789

End of period	$566,653,494	$552,372,587	$604,417,367	$617,031,656

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	MHD		MVT

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,025,585	$15,555,286	$7,204,111	$15,359,842
Net realized gain (loss)	(1,945,256)	527,251	(596,735)	527,383
Net change in unrealized appreciation (depreciation)	(17,218,421)	38,716,284	(5,606,595)	41,455,180

Net increase in net assets applicable to Common Shareholders resulting from operations	861,908	54,798,821	1,000,781	57,342,405

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(19,368,514)	(12,698,865)	(7,495,900)	(14,660,494)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	665,215,154	—	—
Reinvestment of common distributions	—	—	380,304	—
Redemption of common shares	—	(424)	—	—

Net increase in net assets derived from capital share transactions	—	665,214,730	380,304	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(18,506,606)	707,314,686	(6,114,815)	42,681,911
Beginning of period	923,078,616	215,763,930	332,904,906	290,222,995

End of period	$904,572,010	$923,078,616	$326,790,091	$332,904,906

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)

Six Months Ended October 31, 2021

	MUA	MUI	MHD	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$13,911,345	$(206,299)	$861,908	$1,000,781
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	62,571,881	73,745,619	104,203,342	24,061,023
Purchases of long-term investments	(58,318,273)	(52,328,440)	(93,723,851)	(27,615,316)
Net purchases of short-term securities	(8,536,467)	(14,677,534)	(5,219,081)	(1,064,552)
Amortization of premium and accretion of discount on investments and other fees	(361,552)	4,010,954	2,147,817	1,052,665
Net realized gain on investments	(3,570,533)	(35,009)	(257,786)	(259,304)
Net unrealized (appreciation) depreciation on investments	(260,878)	11,439,135	17,943,501	5,881,526

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(11)	(54)	28	3
Interest — unaffiliated	126,709	365,639	328,287	(17,723)
Variation margin on futures contracts	—	(28,688)	(12,125)	(4,563)
Prepaid expenses	—	14,194	200,562	10,612
Deferred offering costs	46,273	—	—	—

Increase (Decrease) in Liabilities
Payables
Accounting services fees	43,702	58,875	70,921	39,273
Custodian fees	3,346	1,980	4,191	4,514
Interest expense and fees	(10,595)	(6,268)	(15,872)	(5,065)
Investment advisory fees	14,778	7,227	14,960	7,883
Directors’ and Officer’s fees	1,785	34,552	7,987	1,084
Other accrued expenses	16,738	637	(8,271)	(1,051)
Professional fees	(3,510)	(20,127)	(83,265)	(18,823)
Reorganization costs	—	91,600	(342,482)	—
Transfer agent fees	(3,050)	(2,758)	(7,364)	(1,655)
Variation margin on futures contracts	(14,451)	(26,032)	(14,299)	(4,813)

Net cash provided by operating activities	5,657,237	22,439,203	26,099,108	3,066,499

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(10,916,227)	(12,407,990)	(19,368,514)	(7,114,187)
Payments for offering costs	10,911	—	—	—
Repayments of TOB Trust Certificates	(13,424,603)	(10,893,025)	(23,947,474)	(1,551,108)
Repayments of Loan for TOB Trust Certificates	—	(1,113,222)	(1,780,000)	—
Proceeds from TOB Trust Certificates	6,532,813	1,113,222	17,070,000	5,542,390
Proceeds from Loan for TOB Trust Certificates	—	1,113,222	1,780,000	—
Proceeds from issuance of Common Shares	11,841,307	—	—	—

Net cash used for financing activities	(5,955,799)	(22,187,793)	(26,245,988)	(3,122,905)

CASH
Net increase (decrease) in restricted and unrestricted cash	(298,562)	251,410	(146,880)	(56,406)
Restricted and unrestricted cash at beginning of period	298,562	537,780	729,693	282,562

Restricted and unrestricted cash at end of period	$—	$789,190	$582,813	$226,156

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$212,892	$1,755,081	$2,457,462	$906,846

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$539,772	$—	$—	$380,304

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$159,190	$96,813	$37,156
Cash pledged
Futures contracts	—	630,000	486,000	189,000

	$—	$789,190	$582,813	$226,156

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	MUA

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$14.77		$12.83	$14.14	$14.01	$14.07	$14.45

Net investment income(a)	0.28		0.62	0.63	0.67	0.68	0.70
Net realized and unrealized gain (loss)	0.11		1.96	(1.29)	0.12	(0.06)	(0.38)

Net increase (decrease) from investment operations	0.39		2.58	(0.66)	0.79	0.62	0.32

Distributions to Common Shareholders(b)
From net investment income		(0.30)	(0.64)	(0.63)	(0.66)	(0.68)	(0.70)
From net realized gain	—		—	(0.02)	—	—	—

Total distributions to Common Shareholders		(0.30)	(0.64)	(0.65)	(0.66)	(0.68)	(0.70)

Net asset value, end of period	$14.86		$14.77	$12.83	$14.14	$14.01	$14.07

Market price, end of period	$15.10		$15.26	$12.48	$14.98	$13.21	$14.82

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.60	%(d)	20.41%	(5.03)%	5.97%	4.47%	2.23%

Based on market price	0.91	%(d)	27.89%	(12.80)%	19.07%	(6.48)%	5.56%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.78	%(e)	0.81%	0.98%	1.01%	0.93%	0.87%

Total expenses after fees waived and/or reimbursed	0.78	%(e)	0.80%	0.98%	1.01%	0.93%	0.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	0.71	%(e)	0.71%	0.69%	0.70%	0.69%	0.69%

Net investment income	3.71	%(e)	4.39%	4.43%	4.77%	4.83%	4.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$566,653		$552,373	$463,431	$509,645	$504,470	$505,306

Borrowings outstanding, end of period (000)	$61,890		$68,781	$69,232	$71,659	$71,925	$67,507

Portfolio turnover rate		10%	19%	21%	19%	15%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$16.11		$14.62	$15.40	$14.93	$15.17		$16.16

Net investment income(a)	0.29		0.64	0.56	0.56	0.59		0.65

Net realized and unrealized gain (loss)		(0.30)	1.48	(0.81)	0.47	(0.23)		(0.83)

Net increase (decrease) from investment operations		(0.01)	2.12	(0.25)	1.03	0.36		(0.18)

Distributions to Common Shareholders(b)
From net investment income		(0.32)	(0.63)	(0.53)	(0.53)	(0.60)		(0.67)
From net realized gain	—		—	—	(0.03)	(0.00	)(c)	(0.14)

Total distributions to Common Shareholders		(0.32)	(0.63)	(0.53)	(0.56)	(0.60)		(0.81)

Net asset value, end of period	$15.78		$16.11	$14.62	$15.40	$14.93		$15.17

Market price, end of period	$15.21		$15.09	$13.13	$13.85	$13.01		$13.96

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.01	)%(e)	15.08%	(1.41)%	7.68%	2.76%		(0.69)%

Based on market price	2.89	%(e)	20.02%	(1.56)%	11.13%	(2.69)%		(2.77)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54	%(f)(g)	1.58%	2.31%	2.63%	2.17%		1.90%

Total expenses after fees waived and/or reimbursed	1.54	%(f)(g)	1.58%	2.31%	2.63%	2.17%		1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering costs(h)	0.99	%(f)(g)	0.98%	0.97%	1.01%	0.97%		0.96%

Net investment income to Common Shareholders	3.63	%(f)	4.05%	3.59%	3.73%	3.87%		4.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$604,417		$617,032	$559,934	$589,887	$571,769		$580,945

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	$287,100	$287,100		$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$310,525		$314,919	$295,031	$305,464	$299,153		$302,349

Borrowings outstanding, end of period (000)	$83,289		$93,069	$92,014	$93,421	$79,136		$58,337

Portfolio turnover rate		7%	13%	20%	24%	34%		12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.52%, 1.52% and 0.97%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MHD

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$17.30		$15.18		$16.56		$16.41	$16.85	$17.95

Net investment income(a)	0.38		0.78		0.74		0.81	0.88	0.95
Net realized and unrealized gain (loss)		(0.37)	2.07		(1.36)		0.22	(0.39)	(1.07)

Net increase (decrease) from investment operations	0.01		2.85		(0.62)		1.03	0.49	(0.12)

Distributions to Common Shareholders(b)
From net investment income		(0.36)	(0.73)		(0.76)		(0.83)	(0.92)	(0.98)
From net realized gain	—		—		—		(0.05)	(0.01)	—

Total distributions to Common Shareholders		(0.36)	(0.73)		(0.76)		(0.88)	(0.93)	(0.98)

Net asset value, end of period	$16.95		$17.30		$15.18		$16.56	$16.41	$16.85

Market price, end of period	$16.29		$16.33		$13.91		$15.92	$14.98	$16.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.11	%(d)	19.31%		(4.02)%		6.84%	3.07%	(0.67)%

Based on market price	1.92	%(d)	22.90%		(8.52)%		12.51%	(4.79)%	(2.87)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47	%(e)	1.56	%(f)	2.16	%(g)	2.47%	2.16%	1.87%

Total expenses after fees waived and/or reimbursed	1.45	%(e)	1.51	%(f)	2.15	%(g)	2.47%	2.16%	1.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering costs(h)	0.93	%(e)	0.98	%(f)	0.97	%(g)	1.00%	1.01%	0.99%

Net investment income to Common Shareholders	4.28	%(e)	4.59%		4.40	%(g)	4.98%	5.19%	5.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$904,572		$923,079		$215,764		$235,029	$232,921	$238,684

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$347,800		$347,800		$83,700		$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$360,084		$365,405		$357,782		$380,799	$378,281	$385,166

Borrowings outstanding, end of period (000)	$206,226		$213,104		$53,130		$52,674	$63,166	$62,233

Portfolio turnover rate		7%	13%		21%		17%	12%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively, for the year ended April 30, 2021.

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MVT

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$15.60		$13.60	$14.87		$14.75	$15.19	$16.17

Net investment income(a)	0.34		0.72	0.68		0.74	0.83	0.91
Net realized and unrealized gain (loss)		(0.29)	1.97	(1.27)		0.20	(0.41)	(0.95)

Net increase (decrease) from investment operations	0.05		2.69	(0.59)		0.94	0.42	(0.04)

Distributions to Common Shareholders(b)
From net investment income		(0.35)	(0.69)	(0.68)		(0.76)	(0.86)	(0.94)
From net realized gain	—		—	—		(0.06)	—	—

Total distributions to Common Shareholders		(0.35)	(0.69)	(0.68)		(0.82)	(0.86)	(0.94)

Net asset value, end of period	$15.30		$15.60	$13.60		$14.87	$14.75	$15.19

Market price, end of period	$14.78		$15.15	$12.55		$14.29	$14.05	$15.45

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.30	%(d)	20.22%	(4.21)%		6.83%	2.79%	(0.34)%

Based on market price	(0.23	)%(d)	26.52%	(8.02)%		7.78%	(3.74)%	(5.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.42	%(e)	1.47%	2.14	%(f)	2.45%	2.11%	1.88%

Total expenses after fees waived and/or reimbursed	1.42	%(e)	1.47%	2.13	%(f)	2.45%	2.11%	1.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering costs(g)	0.89	%(e)	0.90%	0.89	%(f)	0.91%	0.91%	0.92%

Net investment income to Common Shareholders	4.26	%(e)	4.75%	4.51	%(f)	5.09%	5.44%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$326,790		$332,905	$290,223		$317,175	$314,261	$321,939

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000		$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$333,421		$337,789	$307,302		$326,553	$324,472	$329,956

Borrowings outstanding, end of period (000)	$61,989		$57,997	$56,198		$47,982	$61,343	$60,575

Portfolio turnover rate		5%	13%	18%		25%	11%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 24, 2021, the Board of Directors of the Fund approved a change in the name of BlackRock Muni Intermediate Duration Fund, Inc., effective as of October 1, 2021, to BlackRock Municipal Income Fund, Inc.

On September 24, 2021, the Board of Trustees of BlackRock MuniHoldings Investment Quality Fund (MFL) and the Board of Directors of MUI each approved the reorganization of the MFL into MUI. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first or second quarter of 2022.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MHD (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock MuniHoldings Fund II, Inc. (“MUH”) and BlackRock MuniHoldings Quality Fund, Inc. (“MUS”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on March 5, 2021. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD

BAF	Common	8,749,418	0.89746185	Common	7,852,259	(a)
BBK	Common	10,522,957	0.96696817	Common	10,175,357	(a)
MUH	Common	11,336,282	0.92578578	Common	10,494,965	(a)
MUS	Common	13,018,276	0.81612104	Common	10,624,485	(a)
BAF	VMTP	422	1	VMTP	422
BBK	VMTP	799	1	VMTP	799
MUH	VMTP	550	1	VMTP	550
MUS	VMTP	870	1	VMTP	870

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on March 5, 2021, the valuation date of the reorganization were as follows:

	BAF	BBK	MUH	MUS

Net assets applicable to Common Shareholders	$133,431,549	$172,906,686	$178,338,366	$180,538,553
Paid-in-capital	123,568,480	148,932,221	155,728,501	167,933,515
Accumulated earnings	9,863,069	23,974,465	22,609,865	12,605,038

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements (unaudited) (continued)

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $241,462,174. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $906,677,328. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

BAF	$223,936,158	$207,836,363	$49,618,622	$42,200,000
BBK	277,541,340	250,542,078	33,649,476	79,900,000
MUH	278,307,330	252,425,263	49,204,091	55,000,000
MUS	291,481,501	268,355,737	29,367,864	87,000,000

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on March 8, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MHD, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $41,679,250

•	Net realized and change in unrealized gain/loss on investments: $101,416,927

•	Net increase in net assets resulting from operations: $143,096,177

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MHD’s Statement of Operations since March 8, 2021.

Reorganization costs incurred by MHD in connection with the reorganization were expensed by MHD. The Manager reimbursed the Fund $123,963.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA and MVT management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUA	$24,694	$133,589	$44,014	$202,297
MUI	33,134	190,749	52,111	275,994
MHD	84,654	422,076	150,650	657,380
MVT	24,503	119,142	39,938	183,583

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUA	$ 98,562,891		$61,889,545		0.06% — 0.17%	$62,234,308	0.64%
MUI	141,529,787		83,289,072		0.07 — 0.15	88,234,449	0.62
MHD	361,262,340		206,226,045		0.06 — 0.21	206,503,795	0.63
MVT	104,807,890		61,988,645		0.06 — 0.20	58,956,725	0.62

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2021.

For the six months ended October 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MUI	$—	—%	$42,351	0.78%
MHD	—	—	77,391	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements (unaudited) (continued)

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Fund Name	Investment Advisory Fees

MUA	0.55%
MHD	0.55
MVT	0.50

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended October 31, 2021 amounted to $22,657.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MUA	$1,392
MUI	1,268
MHD	1,495
MVT	246

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MHD, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of net assets through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived was $74,736.

The Manager reimbursed MUI $10,435 for reorganization costs.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MUA	$62,098,795	$64,611,689
MUI	76,101,753	73,094,641
MHD	98,140,209	104,187,315
MVT	29,429,500	24,421,023

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (unaudited) (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards, subject to limitation, available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

MUI	$5,533,868
MHD	27,296,188
MVT	5,269,494

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUA	$510,327,857	$59,253,188	$(7,535,864)	$51,717,324
MUI	839,438,994	66,646,215	(1,167,779)	65,478,436
MHD	1,121,344,499	125,565,892	(3,232,766)	122,333,126
MVT	421,410,852	42,538,849	(784,164)	41,754,685

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. MUA’s prospectus provides details of the risks to which the Fund is subject.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

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Notes to Financial Statements (unaudited) (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of MUI’s, MHD’s and MVT’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (unaudited) (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 10/31/21	Year Ended 04/30/21

MUA	35,186	62,648
MVT	24,086	—

For the six months ended October 31, 2021 and the year ended April 30, 2021, shares issued and outstanding remained constant for MUI.

For the year ended April 30, 2021, Common Shares issued and outstanding increased by 39,147,091 as a result of the reorganization of BAF, BBK, MUH and MUS into MHD.

For the year ended April 30, 2021, Common Shares issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BAF, BBK, MUH and MUS into MHD.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended October 31, 2021, the Funds did not repurchase any shares.

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 5,233,338 Common Shares remain available for issuance under the Shelf Offering. During the period ended, MUA issued 709,432 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by MUA in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

MUI, MHD and MVT (for purposes of this section, each a “VMTP Fund”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MUI	12/07/12	2,871	$287,100,000	07/02/23	Aa1	AA
MHD	12/16/11	837	83,700,000	07/02/23	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/23	Aa1	AA
MVT	12/16/11	1,400	140,000,000	07/02/23	Aa1	AA

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

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Notes to Financial Statements (unaudited) (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MUI, MHD and MVT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUI, MHD and MVT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	MUI	MHD	MVT

Dividend rates	1.03%	1.03%	1.03%

For the six months ended October 31, 2021, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

For the year ended April 30, 2021, VMTP Shares issued and outstanding for MHD increased by 2,641 due to the reorganizations of BAF, BBK, MUH and MUS with and into MHD.

Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUI	$1,472,819	$—
MHD	1,784,210	—
MVT	718,198	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUA
	11/01/21	11/15/21	12/01/21	$0.049000
	12/06/21	12/17/21	12/31/21	0.045500
	12/06/21	12/17/21	12/31/21	0.003940	(a)
	12/06/21	12/17/21	12/31/21	0.025430	(b)
	12/06/21	12/17/21	12/31/21	0.117520	(c)

MUI

	11/01/21	11/15/21	12/01/21	0.054000
	12/06/21	12/17/21	12/31/21	0.054000

MHD

	11/01/21	11/15/21	12/01/21	0.060500
	12/06/21	12/17/21	12/31/21	0.060500
	12/06/21	12/17/21	12/31/21	0.000490	(a)
	12/06/21	12/17/21	12/31/21	0.000820	(c)

MVT

	11/01/21	11/15/21	12/01/21	0.058500
	12/06/21	12/17/21	12/31/21	0.058500

(a)	Net investment income special dividend.
(b)	Special short-term capital gain distribution.
(c)	Special long-term capital gain distribution.

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MUI	VMTP	W-7	$239,666
MHD	VMTP	W-7	292,984
MVT	VMTP	W-7	116,870

(a)	Dividends declared for period November 1, 2021 to November 30, 2021.

On December 15, 2021, MUA issued 1,750 Series W-7 Variable Rate Demand Preferred Shares with a $100,000 liquidation preference per share and a maturity date of January 1, 2052, in a privately negotiated offering exempt from registration under the Securities Act.

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Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Municipal Income Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MHD and MUI, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	81

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with MUA’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MUA ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MHD ranked in the first, first and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHD, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MUI ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUI, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MVT ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVT, and that BlackRock has explained its rationale for this belief to the Board.

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Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	83

Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class II Directors as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MUA	32,374,353	1,478,230	32,585,275	1,267,308	27,490,754	6,361,829	32,365,440	1,487,143

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Director effective July 30, 2021.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MHD	42,836,321	1,970,316	42,864,903	1,941,734	42,801,496	2,005,141	43,364,091	1,442,546
MUI	16,149,623	17,837,712	16,146,390	17,840,945	16,626,029	17,361,306	33,549,523	437,812
MVT	13,481,015	4,640,488	13,480,339	4,641,164	13,540,693	4,580,810	17,646,074	475,429

	Stayce Harris		J. Phillip Holloman		R. Glenn Hubbard		Catherine A. Lynch

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MHD	42,741,690	2,064,947	43,252,540	1,554,097	43,171,284	1,635,353	42,782,707	2,023,930
MUI	33,356,922	630,413	33,538,722	448,613	16,313,226	17,674,109	27,158,367	6,828,968
MVT	17,703,975	417,528	17,639,695	481,808	13,483,387	4,638,116	17,713,626	407,877

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi(a)		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MHD	43,389,120	1,417,517	42,933,922	1,872,715	3,478	0	3,478	0
MUI	33,551,264	436,071	16,804,291	17,183,044	2,871	0	2,871	0
MVT	17,640,077	481,426	13,535,218	4,586,285	1,400	0	1,400	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

A D D I T I O N A L I N F O R M A T I O N	85

Additional Information   (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds (other than MUA) do not make available copies of their Statements of Additional Information because the Funds’ (other than MUA’s) shares are not continuously offered, which means that the Statement of Additional Information of each Fund (other than MUA) has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s (other than MUA’s) Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

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Additional Information   (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, MUA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VMTP Redemption and Paying Agent

The Bank of New York Mellon(a)

New York, NY 10286

(a) For MUI, MHD and MVT.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	87

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

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(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund, Inc.

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund, Inc.

Date: January 4, 2022

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